AUGUST 31, 2001

ANNUAL REPORT

INVESCO BOND FUNDS, INC.

HIGH YIELD FUND

SELECT INCOME FUND

TAX-FREE BOND FUND

U.S. GOVERNMENT SECURITIES FUND

"...TWO TRENDS, THE FED'S EASING CAMPAIGN AND UNCERTAINTY IN EQUITY MARKETS, SENT THE PRICES OF BONDS OF VIRTUALLY ALL CREDIT QUALITIES AND MATURITIES HIGHER."

SEE PAGE 3

[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

FINANCIAL MARKETS, LIKE AMERICA HERSELF, WILL PROVE RESILIENT

FELLOW SHAREHOLDER:

No one knows with certainty how the tragic events of September 11 will affect financial markets and the economy in the short term.

But, not surprisingly, Americans have already demonstrated that our indomitable spirit will not be broken. Although the terrorist attacks were horrific, and we have seen volatility in financial markets intensify over the short term, most investors today remain confident in the resiliency and courage of the American will.

Longer term, uncertainties will surely persist. But I remain confident that our way of life will return to normalcy and hope that you share this confidence, too. We will get through the current events, just like we have in the past. From Pearl Harbor to the assassination of President John F. Kennedy, to the Gulf War, the United States and our financial markets have persevered, recovered and eventually thrived.

As we navigate the uncertainties of the coming months, I encourage you to maintain perspective. Whether you're a long-term investor saving for retirement or if you're planning to send your child to college next fall, I encourage you to assess your ability to tolerate risk and to take the appropriate actions.

In the following pages, you'll receive an update on how your INVESCO funds have performed over the past year. If you'd like to discuss your portfolio or have questions about your funds, please call us. As always, we will be here for you, and we will do what we can to help you achieve your goals.

Together, we will get through these dark days and will enjoy the brighter times ahead.

Sincerely,

/s/ Mark H. Williamson
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

"NEVER BEFORE HAD THE CENTRAL BANK LOWERED RATES BY SUCH A MAGNITUDE IN SO SHORT A TIME."

--    PAGE 11


TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN....................................1
FUND REPORTS................................................3
AN INTERVIEW WITH CHARLIE MAYER............................11
MARKET HEADLINES...........................................13
INVESTMENT HOLDINGS........................................14
FINANCIAL STATEMENTS.......................................34
NOTES TO FINANCIAL STATEMENTS..............................45
FINANCIAL HIGHLIGHTS.......................................51

                            INVESCO BOND FUNDS, INC.
                                  TOTAL RETURN
                             PERIODS ENDED 8/31/01*

                                                                                                      Manager's
                                            Cumulative                            10 Years+ or        Report
Fund (Inception)                            6 Months         1 Year    5 Years+   Since InceptionU    Page #
---------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND-INVESTOR CLASS (3/84)       (18.07%)        (19.96%)   1.79%      6.22%                  4
HIGH YIELD FUND-CLASS C (2/00)              (19.41%)        (21.70%)    N/A     (14.23%)U+               4
HIGH YIELD FUND-CLASS K (12/00)             (18.24%)           N/A      N/A     (11.15%)U                4
SELECT INCOME FUND-INVESTOR CLASS (1/77)     (2.14%)          2.73%    6.13%      7.64%                  5
SELECT INCOME FUND-CLASS C  (2/00)           (3.53%)          0.97%     N/A       4.03%U+                5
SELECT INCOME FUND-CLASS K  (12/00)          (2.49%)           N/A      N/A       2.25%U                 5
TAX-FREE BOND FUND-INVESTOR CLASS (8/81)      4.68%          10.07%    5.97%      6.44%                  7
TAX-FREE BOND FUND-CLASS C (2/00)             3.25%          22.26%     N/A      19.52%U+                7
U.S. GOVERNMENT SECURITIES FUND-
  INVESTOR CLASS (1/86)                       3.58%          10.45%    8.20%      7.26%                  9
U.S. GOVERNMENT SECURITIES FUND-
  CLASS C (2/00)                              2.18%           8.23%     N/A      11.05%U+                9

* PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES FOR THE CUMULATIVE 6-MONTH AND 1-YEAR PERIODS SHOWN AT THE RATE OF 1%.

+ AVERAGE ANNUALIZED

U FOR FUNDS INTRODUCED MORE RECENTLY

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

Supported by the seven Federal Reserve interest rate cuts, bonds have generally enjoyed a strong year.

The period began with the yield curve inverted. Normally, the yield curve, which is a graphic depiction of prevailing interest rates plotted against different bond maturities, is positively sloped, with bonds of longer maturities paying higher yields than those of shorter maturities to compensate investors for the additional risks associated with holding bonds for a longer period of time. In an inverted yield curve, long-term interest rates are actually lower than short-term interest rates, a relationship that suggests the bond market expects an economic recession. That was precisely what investors were worried about when the period began, as several corporations had started to murmur that business was getting tough.

LOWER RATES SPUR BOND MARKETS

Last December, the Federal Reserve's Open Market Committee (FOMC), which is the active arm of the central bank, announced it had changed its bias toward interest rates: It was no longer leaning toward raising rates, but was rather more inclined to lower rates to stimulate economic growth.

At the turn of the year, the Fed surprised investors by lowering interest rates by a half point in a rare inter-meeting move. At the end of January 2001, after its regularly scheduled meeting, the FOMC announced it had again lowered the target short-term rate by another half point. January's easing spurred bonds of all credit qualities and maturities higher. Even high-yield bonds, which investors had discarded for several years, advanced as investors anticipated they would benefit from lower borrowing costs and the promise of an economic recovery.

Over the next seven months, the Fed slashed interest rates five additional times, leaving the federal funds rate, which is the rate at which banks lend to one another, at 3.50%. Never before had the central bank slashed borrowing costs so quickly or with such severity.

At the same time and throughout the period, stock markets remained exceptionally volatile as investors reconsidered corporate earnings potential against the backdrop of the slowing economy. This persistent volatility prompted investors to move out of investments thought to be relatively speculative, and into securities believed to be more stable -- notably, bonds.

These two trends, the Fed's easing campaign and uncertainty in equity markets, sent the prices of bonds of virtually all credit qualities and maturities higher.

TECHNOLOGY AND TELECOMMUNICATIONS BONDS CONTINUE TO DISAPPOINT

It was not all good news for bond investors, however. A conspicuous exception to the strong performance across credit markets was the performance of high-yield bonds issued by participants in the telecommunications and technology industries. With the economy slowing, and investors growing increasingly risk averse, many of these companies faced a downturn in sales and an inability to raise enough capital to sufficiently fund their operations. In many cases, the business outlook had deteriorated so sharply that several companies in the telecommunications arena declared bankruptcy. For those that survived, it's quite common for their bonds to be trading at 40 to 50 cents on the dollar.

Looking ahead, the outlook for bonds is somewhat unclear. Of course, no one can predict with any certainty the effects that the abhorrent terrorist acts of September 11 will have on the financial markets or the economy. In the face of these events, investors may be inclined to react emotionally rather than rationally. Indeed, we anticipate a heightened level of volatility in the near term. However, history, while not indicative of future results, has demonstrated that, over the long term, markets can rebound following periods of political or economic uncertainty. We are confident that the U.S. economy, like the American spirit, will prove to be resilient during this current crisis.

INVESCO HIGH YIELD FUND

For the 12-month period ended August 31, 2001, the value of High Yield Fund-Investor Class shares declined 19.96%. Its benchmark, the Merrill Lynch High Yield Master Index, gained 2.69% over the period. (Of course, past performance is no guarantee of future results.)(1),(2)

The fund's margin of underperformance can primarily be attributed to its exposure to telecommunications bonds --- a sector that declined precipitously during the period. The group's troubles stem from several factors, but the slowing economy was perhaps the most significant development. With economic uncertainties mounting, many corporations lowered their budgets for technology and telecommunications infrastructure spending. At the same time, with the stock market mired in a bear market, investors grew increasingly hesitant to assume risk. This conservative sentiment spilled into the high yield market, which led to capital markets drying up. With revenues falling short of their business plans and faced with an inability to raise additional capital to fund operations, several of these companies faced bankruptcy.

Although we believed our exposure to the sector was limited to only the highest-quality companies, the fund's holdings were affected nonetheless, as investors discarded bonds issued by high- and low-quality issuers alike. In retrospect, we might have been more sensitive to market sentiment and recognized that investors were viewing all high-yield issuers in the group through the same lens and reduced our exposure. But, as it turns out, even our solid credit selection could not overcome the market's pessimistic outlook for the group's prospects.

Despite the difficult high yield market, we continue to believe that our thesis holds true -- that the higher-quality companies we invested in will either improve on the credit rating spectrum or be acquired.

Telecom bonds aside, the rest of the fund's holdings typically performed in line with the rest of the high-yield market. Our casino bonds generally paced the broader market. And there were even a few issues that outperformed. For example, our Chancellor Media of Los Angeles bonds appreciated after the ratings agencies upgraded the radio operator to investment grade.

--------------------------------------------------------------------------------
                                 HIGH YIELD FUND
                          TOP 10 BOND HOLDING BY ISSUER
                       % OF TOTAL NET ASSETS AS OF 8/31/01
--------------------------------------------------------------------------------

Chancellor Media of Los Angeles..................................8.86%
MetroNet Communications..........................................5.66%
Western Resources................................................5.27%
Esat Holding Ltd.................................................4.73%
Niagara Mohawk Power.............................................3.78%
Star Choice Communications.......................................3.66%
VoiceStream Wireless.............................................3.10%
Level 3 Communications...........................................3.04%
Allegiance Telecom...............................................2.37%
CFW Communications...............................................2.36%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

FUND MANAGEMENT
[PHOTOGRAPH OF JERRY PAUL OMITTED]

JERRY PAUL, CFA, CPA
HIGH YIELD FUND,
SELECT INCOME FUND

JERRY PAUL IS SENIOR VICE PRESIDENT AT INVESCO FUNDS GROUP. HE RECEIVED HIS BBA FROM THE UNIVERSITY OF IOWA, AND AN MBA FROM THE UNIVERSITY OF NORTHERN IOWA. BEFORE JOINING INVESCO FUNDS GROUP, JERRY WORKED FOR STEIN, ROE & FARNHAM INC., AS WELL AS QUIXOTE INVESTMENT MANAGEMENT. HE BEGAN HIS INVESTMENT CAREER IN 1976. HE IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT.

PIE CHART:  HIGH YIELD FUND
            ASSET DIVERSIFICATION
            AS OF 8/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Corporate Bonds-Domestic..................63.81%
            Corporate Bonds-Foreign...................24.60%
            Common and Preferred Stocks & Warrants.....6.04%
            Other......................................0.47%
            Net Cash & Cash Equivalents................5.08%

The fund's more conservative investments, such as our special situations bonds, also made strong contributions to performance and increased liquidity.

Going forward, high-yield bonds would likely benefit from a rekindled economic expansion. We will continue to look for opportunities across the maturity spectrum that offer competitive yields and the potential for upward price action.

LINE GRAPH:  INVESCO HIGH YIELD FUND - INVESTOR CLASS  GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO High Yield Fund - Investor Class to the value of a $10,000 investment in the Merrill Lynch High Yield Master Trust Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/01.

      INVESCO HIGH YIELD FUND -                 MERRILL LYNCH HIGH
            INVESTOR CLASS                YIELD MASTER TRUST INDEX(2)

8/91        $10,000                             $10,000
8/92        $11,785                             $12,292
8/93        $13,474                             $14,211
8/94        $13,524                             $14,536
8/95        $15,028                             $16,757
8/96        $16,739                             $18,321
8/97        $19,963                             $21,043
8/98        $20,849                             $22,068
8/99        $22,211                             $22,955
8/00        $22,853                             $23,277
8/01        $18,291                             $23,903

LINE GRAPH:  INVESCO HIGH YIELD FUND - CLASS  C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO High Yield Fund - Class C to the value of a $10,000 investment in the Merrill Lynch High Yield Master Trust Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the eighteen month period ended 8/31/01.

      INVESCO HIGH YIELD FUND -                 MERRILL LYNCH HIGH
            CLASS C                       YIELD MASTER TRUST INDEX(2)

2/00        $10,000                             $10,000
8/00        $9,948                              $10,115
8/01        $7,889                              $10,387

LINE GRAPH:  INVESCO HIGH YIELD FUND - CLASS  K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO High Yield Fund - Class K to the value of a $10,000 investment in the Merrill Lynch High Yield Master Trust Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the eight month period ended 8/31/01.

      INVESCO HIGH YIELD FUND -                 MERRILL LYNCH HIGH
            CLASS K                       YIELD MASTER TRUST INDEX(2)

12/00       $10,000                             $10,000
8/01        $8,885                              $10,986

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2) THE MERRILL LYNCH HIGH YIELD MASTER TRUST INDEX IS UNMANAGED INDICATIVE OF THE HIGH YIELD BOND MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY MARKET INDEX.


HICKEY NAMED MANAGER OF INVESCO HIGH YIELD FUND AND CO-MANAGER OF INVESCO SELECT INCOME FUND

INVESCO Funds is pleased to announce ROBERT J. HICKEY has joined our firm. He will manage INVESCO High Yield Fund and co-manage INVESCO Select Income Fund. Prior to joining INVESCO, Bob was the Director of Corporate Bonds for Van Kampen Investments and served as Senior Portfolio Manager for the Van Kampen High Yield Bond Trust.

In the 13 years Bob has worked in the financial services industry, he has earned an impressive track record investing across the spectrum of fixed-income securities, with particular expertise in the high yield universe. He has extensive knowledge of corporate, high yield and emerging market securities, as well as derivatives and hedging instruments throughout the entire range of credit securities. With his knowledge of fixed-income investments, Bob will be a key asset to INVESCO's talented fixed-income team. He received his BA from the University of Wisconsin and his MBA from the Kellogg Graduate School of Management at Northwestern University.

Bob replaces Jerry Paul, who will assume a consultative role through the transition period. Richard Hinderlie will join Bob as co-manager of INVESCO Select Income Fund.

INVESCO SELECT INCOME FUND

For the 12-month period ended August 31, 2001, the value of Select Income Fund-Investor Class shares rose 2.73%. This return lagged that of the Lehman Government/Credit Bond Index, which rose 12.56% during the same period. (Of course, past performance is no guarantee of future results.)(3),(4)

The fund's performance was hindered by our exposure to high-yield bonds, specifically those issued by telecommunications companies. These bonds declined sharply as a result of the moderating economy and investors' growing tendency to favor more conservative investments. The fact that our exposure to the group was limited to only those issuers that we believed were well-funded and possessed the best business models failed to buffer the declines, as the market shunned bonds issued by any company in the group.

On a more positive note, many of the fund's other themes continued to perform as expected. The fund's "stranded cost" theme, which seeks to capitalize on utilities' ability to recover the excessive cost incurred during the construction of nuclear power facilities, contributed positively to the fund's performance.

Our energy bonds also performed well. With the slowing economy, and natural gas having backed off its highs, rhetoric relating to the California energy crisis has temporarily waned. Longer term, the supply/demand imbalance has yet to be resolved. In the meantime, deregulation has provided a tailwind for these corporations' fundamentals.

LINE GRAPH:  INVESCO SELECT INCOME FUND - INVESTOR CLASS  GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Select Income Fund - Investor Class to the value of a $10,000 investment in the Lehman Government/Credit Bond Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/01.

      INVESCO SELECT INCOME FUND -        LEHMAN GOVERNMENT/CREDIT
            INVESTOR CLASS                BOND INDEX(4)

8/91        $10,000                             $10,000
8/92        $11,521                             $11,404
8/93        $12,918                             $12,837
8/94        $12,979                             $12,538
8/95        $14,797                             $13,979
8/96        $15,504                             $14,499
8/97        $17,502                             $15,923
8/98        $19,178                             $17,743
8/99        $19,207                             $17,794
8/00        $20,318                             $19,091
8/01        $20,872                             $21,489

LINE GRAPH:  INVESCO SELECT INCOME FUND - CLASS  C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Select Income Fund - Class C to the value of a $10,000 investment in the Lehman Government/Credit Bond Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the eighteen month period ended 8/31/01.

      INVESCO SELECT INCOME FUND -        LEHMAN GOVERNMENT/CREDIT
            CLASS C                       BOND INDEX(4)

2/00        $10,000                             $10,000
8/00        $10,424                             $10,548
8/01        $10,629                             $11,873

LINE GRAPH:  INVESCO SELECT INCOME FUND - CLASS  K GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Select Income Fund - Class K to the value of a $10,000 investment in the Lehman Government/Credit Bond Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the eight month period ended 8/31/01.

      INVESCO SELECT INCOME FUND -        LEHMAN GOVERNMENT/CREDIT
            CLASS K                       BOND INDEX(4)

12/00       $10,000                             $10,000
8/01        $10,225                             $10,957

--------------------------------------------------------------------------------
                               SELECT INCOME FUND
                         TOP 10 BOND HOLDINGS BY ISSUER
                       % OF TOTAL NET ASSETS AS OF 8/31/01
--------------------------------------------------------------------------------

U.S. Treasury Notes.......................................15.27%
Chancellor Media of Los Angeles............................5.59%
MetroNet Communications....................................5.53%
Niagara Mohawk Power.......................................4.39%
American General...........................................3.65%
Commonwealth Edison........................................3.42%
TXU Electric Capital.......................................2.63%
Rogers Cantel..............................................2.38%
Auburn Hills Trust.........................................2.32%
Public Service of New Mexico...............................2.24%

HOLDING AND COMPOSITION OF HOLDING ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

PIE CHART:  SELECT INCOME FUND
            ASSET DIVERSIFICATION
            AS OF 8/31/01
            [PIE CHART]

            % OF TOTAL ASSETS

            Corporate Bonds - Domestic....................59.33%
            U.S. Government Obligations...................15.27%
            Corporate Bonds - Foreign.....................12.95%
            U.S. Government Agency Obligations.............2.04%
            Mortgage-Backed Pass Thru Securities...........1.46%
            Common and Preferred Stocks & Warrants.........0.43%
            Other..........................................0.16%
            Net Cash & Cash Equivalents....................8.36%

(3) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4) THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE OVERALL DOMESTIC FIXED-INCOME MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY MARKET INDEX.

Elsewhere, our "special situation" plays also continued to perform well. Our strategy here is to identify investments which we feel will be retired or tendered for, often at a premium to what we paid, allowing us to enjoy above-market yields with limited downside risk. This theme has also helped to increase liquidity within the portfolio.

We also continued to decrease our exposure to high yield securities. This decision rises from our bottom up approach to security selection and our assessment of current opportunities and relative valuations within the high yield market.

Looking ahead, should volatility in equity markets persist, bonds are likely to perform well in comparison. Over the coming months, we will continue to seek out opportunities of all credit qualities and maturities in an effort to find attractive yields while managing risk.

INVESCO TAX-FREE BOND FUND

For the 12-month period ended August 31, 2001, the value of Tax-Free Bond Fund-Investor Class shares rose 10.07%, in line with a 10.19% gain in the Lehman Municipal Bond Index over the same period. (Of course, past performance is not a guarantee of future results.)(5),(6)

The municipal bond market enjoyed a strong year, as several factors provided support for the tax-free market. Most notable was the Federal Reserve's campaign to ease the money supply by lowering short-term interest rates, including seven successive rate reductions during the first eight months of 2001. This action by the central bank not only ignited a sustained rally in bonds, but also prompted the yield curve to revert to a normal structure, where long-term rates are higher than short-term rates.

LINE GRAPH:  INVESCO TAX-FREE BOND FUND - INVESTOR CLASS  GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Tax-Free Bond Fund - Investor Class to the value of a $10,000 investment in the Lehman Municipal Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/01.

      INVESCO TAX-FREE BOND FUND -        LEHMAN MUNICIPAL
            INVESTOR CLASS                BOND INDEX(6)

8/91        $10,000                             $10,000
8/92        $11,171                             $11,116
8/93        $12,544                             $12,472
8/94        $12,425                             $12,490
8/95        $13,204                             $13,596
8/96        $13,969                             $14,309
8/97        $15,013                             $15,631
8/98        $16,113                             $16,983
8/99        $15,951                             $17,068
8/00        $16,959                             $18,223
8/01        $18,667                             $20,080

LINE GRAPH:  INVESCO TAX-FREE BOND FUND - CLASS  C  GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Tax-Free Bond Fund - Class C to the value of a $10,000 investment in the Lehman Municipal Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the eighteen month period ended 8/31/01.

      INVESCO TAX-FREE BOND FUND -        LEHMAN MUNICIPAL
            CLASS C                       BOND INDEX(6)

2/00        $10,000                             $10,000
8/00        $10,686                             $10,679
8/01        $13,172                             $11,767


(5) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE. INCOME FROM TAX-FREE BOND FUND MAY BE SUBJECT TO STATE AND LOCAL TAXES, AS WELL AS TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

(6) THE LEHMAN MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE BROAD TAX-EXEMPT BOND MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY MARKET INDEX.

Another factor buoying the municipal bond market was the intense volatility exhibited by stocks. With a poor business climate clouding the near-term outlook for equities, many investors chose to either diversify their portfolios or abandon equities altogether in favor of investments believed to be more stable. With the default rates for municipals near all-time lows and with many local government tax coffers brimming as a result of the previous economic expansion, municipals provided investors with a safe-haven alternative to U.S. Treasury bonds.

PIE CHART:      TAX-FREE BOND FUND
                CREDIT RATINGS
                AS OF 8/31/01
                [PIE CHART]

                % OF BOND HOLDINGS

                Aaa               66.06%
                Aa                19.41%
                A                 10.35%
                Baa                0.75%
                Ba                 1.40%
                P1                 1.14%
                NR                 0.89%

MAP:  DESCRIPTION OF TOP 10 STATES

--------------------------------------------------------------------------------
                       TAX-FREE BOND FUND - TOP 10 STATES
                       % OF TOTAL NET ASETS AS OF 8/31/01
--------------------------------------------------------------------------------

                        Texas             18.39%
                        Indiana           10.84%
                        Wisconsin         7.92%
                        Michigan          7.41%
                        New York          6.11%
                        Massachusetts     5.33%
                        Louisiana         4.15%
                        Ohio              3.21%
                        Virginia          2.84%
--------------------------------------------------------------------------------

Positive money flows were accentuated during the first half of the year, as new issuances remained relatively muted. This shifted somewhat during the second half of the fiscal year. However, the new supply was not enough to offset the power of the Fed's rate cuts and positive money flows. As a result, yields generally declined for all maturities.

Nevertheless, by the end of the period, municipal bonds remained at attractive levels when compared to U.S. Treasury bonds, particularly at the longer end of the yield curve. However, the ratio of municipal bonds to Treasuries has weakened somewhat, to the point where maturities inside seven years are beginning to be viewed as attractive to only those in the highest income tax brackets.

Although the relative attractiveness of municipals relative to Treasuries has waned somewhat recently, longer-term demographic trends continue to make us optimistic about the group. Consider that another baby boomer turns 50 years old every seven seconds. Thus, an increasing number of investors will soon become increasingly concerned about their retirement income. Municipals offer a popular tax-free investing alternative that would benefit many investors seeking tax relief.

FUND MANAGEMENT

[PHOTOGRAPH OF RICHARD A. BERRY OMITTED]

RICHARD A. BERRY, CFA
TAX-FREE BOND FUND

RICHARD BERRY IS VICE PRESIDENT AT AIM CAPITAL MANAGEMENT, INC. HE IS LEAD MANAGER OF TAX-FREE BOND FUND. HE BEGAN HIS INVESTMENT CAREER IN 1968, AND HAS WORKED FOR AIM SINCE 1987. RICHARD IS A CERTIFIED FINANCIAL ANALYST. HE HAS A BA AND MBA FROM TEXAS CHRISTIAN UNIVERSITY.

[PHOTOGRAPH OF STEPHEN D. TURMAN OMITTED]

STEPHEN D. TURMAN, CFA
TAX-FREE BOND FUND

STEPHEN D. TURMAN, VICE PRESIDENT AND PORTFOLIO MANAGER OF AIM, IS THE CO-PORTFOLIO MANAGER OF TAX-FREE BOND FUND. STEPHEN MANAGES SEVERAL OTHER AIM FIXED-INCOME FUNDS. BEFORE JOINING AIM IN 1985, HE WORKED IN INSTITUTIONAL SALES FOR DEAN WITTER. STEPHEN IS A CHARTERED FINANCIAL ANALYST. HE HOLDS A BBA IN FINANCE FROM THE UNIVERSITY OF TEXAS AT ARLINGTON.

Over the shorter-term, new issuances should increase in the coming months, which will likely continue to provide us with high-quality issues that meet our criteria. We are continuing to concentrate new money in the 15- to 20-year range, as that is where we find the best value, but we may opt for shorter maturities later in the year or early next year. Once investors are convinced that the economy is back in a growth mode, inflation fears will reappear. We will be carefully watching for such a development.

INVESCO U.S. GOVERNMENT SECURITIES FUND

For the 12-months ended August 31, 2001, the value of U.S. Government Securities Fund-Investor Class shares rose 10.45%. This return lagged that of the Lehman Government Long Bond Index, which gained 12.13% over the same period. (Of course, past performance is no guarantee of future results.)(7),(8)

--------------------------------------------------------------------------------
                         U.S. GOVERNMENT SECURITIES FUND
                         TOP 10 BOND HOLDINGS BY ISSUER
                       % OF TOTAL NET ASSETS AS OF 8/31/01
--------------------------------------------------------------------------------

U.S. Treasury Bonds......................................40.67%
Freddie Mac..............................................26.72%
Government National Mortgage Association I...............24.97%
U.S. Treasury Notes.......................................7.30%

HOLDING AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

PIE CHART:  U.S. GOVERNMENT SECURITIES FUND
            ASSET DIVERSIFICATION
            AS OF 8/31/01
            [PIE CHART]

            % OF TOTAL ASSETS

            Mortgage-Backed Pass Thru Securities.........51.70%
            U.S. Govt. Obligations.......................47.96%
            Net Cash & Cash Equivalents...................0.34%

We've now seen two consecutive years of performance from the Treasury market that have exceeded normal levels -- an unusual occurrence. There are several major factors behind this year's surge. First, the Federal Reserve lowered interest rates seven times between January and August 2001, showing a commitment to easing that provided a significant boost to bonds. At the same time, we saw the economic climate weaken, which, in turn, produced a highly volatile and uncertain equity market. In response, investors gravitated toward more defensive, stable investments, and the Treasury market benefited from this trend. Finally, the supply of Treasury securities shrank during the past fiscal year, heightening demand.

The fund was well positioned throughout this period to capitalize on the bond market's strength. Specifically, we exposed the portfolio to a balance of mortgage-backed securities and Treasury bonds, allocating roughly 99% of the fund to these two segments of the market. Of the 99%, roughly 52% of the portfolio was invested in government agency bonds, a category of investment carrying an implicit backing of Congress.

Indeed, we purposely structured the fund to reflect the highest credit quality and level of liquidity available -- a strategy that provided ballast as the equity market continued to slide. Though the fund's commitment to stability was something of a drawback during the year, resulting in a duration/spread mix that caused the fund to underperform its benchmark for the reporting period, we believe that our allocation decisions were effective considering the uncertain state of the market.

Going forward, we will continue to be cautious -- especially in light of the tragic events on September 11. As always, we expect to carefully align the possible scenarios that may lie ahead with the most appropriate choices regarding bond maturities. With this goal in mind, and, more specifically, in considering the low single-digit interest rate levels, we expect to turn to securities that rely more on interest income than price changes. Meanwhile, we will also seek spread income to enhance the current yield of the fund, and are prepared to use more option imbedded instruments to cushion the portfolio's net asset value against any downward price movements bonds may experience. Finally, we are positioning the fund at present with a bias toward mortgage-backed securities, as we feel that this group of holdings will be particularly beneficial to performance going forward.

LINE GRAPH: INVESCO U.S. GOVERNMENT SECURITIES FUND - INVESTOR CLASS GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO U.S. Government Securities Fund - Investor Class to the value of a $10,000 investment in the Lehman Government Long Bond Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/01.

      INVESCO U.S. GOVERNMENT SECURITIES  LEHMAN GOVERNMENT LONG
            FUND - INVESTOR CLASS         BOND INDEX(8)

8/91        $10,000                             $10,000
8/92        $11,249                             $11,604
8/93        $12,773                             $14,157
8/94        $11,939                             $13,088
8/95        $13,416                             $15,318
8/96        $13,592                             $15,542
8/97        $15,088                             $17,625
8/98        $17,313                             $21,297
8/99        $16,725                             $20,235
8/00        $18,251                             $22,586
8/01        $20,158                             $25,326

LINE  GRAPH:  INVESCO  U.S.  GOVERNMENT  SECURITIES  FUND -  CLASS C  GROWTH  OF
$10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO U.S. Government Securities Fund - Class C to the value of a $10,000 investment in the Lehman Government Long Bond Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the eighteen month period ended 8/31/01.

      INVESCO U.S. GOVERNMENT SECURITIES  LEHMAN GOVERNMENT LONG
      FUND -  CLASS C                     BOND INDEX(8)

2/00        $10,000                             $10,000
8/00        $10,764                             $10,850
8/01        $11,758                             $12,166

(7) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE. FUND SHARES ARE NEITHER ISSUED NOR GUARANTEED BY THE U.S. GOVERNMENT.

(8) THE LEHMAN GOVERNMENT LONG BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE LONGER-TERM GOVERNMENT BOND MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF RICHARD HINDERLIE OMITTED]

RICHARD HINDERLIE
U.S GOVERNMENT SECURITIES FUND

DICK HINDERLIE RECEIVED HIS BA IN ECONOMICS FROM PACIFIC LUTHERAN UNIVERSITY AND HIS MBA FROM ARIZONA STATE UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1973, AND HAS EXTENSIVE EXPERIENCE IN FIXED-INCOME ANALYSIS AND PORTFOLIO MANAGEMENT.

QUESTIONS & ANSWERS

AN INTERVIEW WITH DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS AND SENIOR VICE-PRESIDENT, CHARLIE MAYER.

THE EFFECTS OF TERRORISM ON AN ECONOMIC RECOVERY

[PHOTOGRAPH OF CHARLIE MAYER OMITTED]
CHARLIE MAYER IS DIRECTOR OF FIXED-INCOME INVESTMENTS AT INVESCO FUNDS GROUP

WHERE ARE WE IN THE BUSINESS CYCLE AND HOW DID WE GET HERE?

CHARLIE MAYER: If you'd asked me at the end of August, I would have said that the economy was likely to recover during the second half of 2001 and into 2002. But now, in light of the recent terrorist attacks, it's difficult to say how long an economic recovery will be delayed.

Longer term, as cataclysmic as this event was, it's important to remember that the markets are extremely resilient. We are confident in the federal government's ability to manage the financial system and in the Federal Reserve's ability to stabilize the security markets. With President Bush and Fed Chairman Alan Greenspan shoring up sentiment, it is unlikely that consumer confidence will be destroyed.

WHAT DEVELOPMENTS HAD YOU OPTIMISTIC ABOUT THE ECONOMY BEFORE SEPTEMBER 11?

CHARLIE MAYER: First and foremost, the Fed's rate cuts had me optimistic. Never before had the central bank lowered rates by such a magnitude in so short a time. When the Fed is bent on influencing the economy, it's usually successful. Consider 1999 and 2000: The Fed thought the economy was growing at a non-sustainable, inflationary rate, so they raised rates. Sure enough, in the fall of 2000, the economy was starting to slow -- even companies that some people thought were immune to the economic cycle saw their business slow dramatically. So the same holds true today: When the Fed wants to stimulate the economy, they usually can.

WERE THERE SIGNS THE FED'S INTERVENTIONS WERE WORKING?

CHARLIE MAYER: Yes. First of all, the consumer has stayed strong throughout the whole slowdown. And despite the abundance of corporate layoff announcements, the additional liquidity provided by the Fed kept consumers spending. But just as important, the manufacturing sector, which slipped into recession, was showing signs of life. The National Association of Purchasing Manager's survey, which offers some insight into the health of the manufacturing sector, had started to tick higher. And the "new orders" component of the survey was also improving. These elements suggested that the area of the economy that had been hardest hit was beginning to stabilize.

If you throw in the additional stimulus provided by the new tax cuts and the tailwind provided by declining energy prices, it seemed the stage was set for an economic recovery.

DID THE TERRORIST ACTS NEGATE THAT PROGRESS?

CHARLIE MAYER: I don't believe so. Of course, the outlook is not as clear as it was at the end of August. I think we'll get through this. Americans are tough. We believe in the system. We believe in our government. We will bounce back from this. The only question is the timing of the recovery. The Fed has already pumped ample liquidity into the system, so there's already a buffer in place. And the Fed cut rates again, on September 17, which is an additional stimulus.

WHAT DOES ALL THIS MEAN FOR BONDS?

CHARLIE MAYER: Again, it's hard to say. If these fiscal and monetary stimuli spark the economy, and we return to a 4% or 5% gross domestic product growth rate, then that would probably be negative for bonds. In that scenario, the Fed would likely be inclined to raise interest rates, and investors would probably be swapping bonds for stocks. But if these terrorist events escalate into a prolonged military conflict, then that could be good for bonds as the central bank pumps additional liquidity into the system and as investors seek safe-haven investments.

"AMERICANS ARE TOUGH. WE BELIEVE IN THE SYSTEM. WE BELIEVE IN OUR GOVERNMENT. WE WILL BOUNCE BACK FROM THIS. THE ONLY QUESTION IS THE TIMING OF THE RECOVERY."

MARKET HEADLINES

"WE REMAIN POSITIVE ON THE OUTLOOK FOR BOND INVESTMENTS, WHICH WE BELIEVE WILL CONTINUE TO BE A POPULAR CHOICE FOR INVESTORS NEWLY REMINDED OF THE POTENTIAL FOR STOCK MARKET TURBULENCE."

MARKET OVERVIEW

SEPTEMBER 2000 THROUGH AUGUST 2001

Unusually sharp market turns continued to punctuate the past fiscal year, creating an environment in which extremes were the norm. Overall, the U.S. economy slowed significantly on the heels of the euphoria that characterized 1999 and early 2000. Some of the major factors behind the tumult included corporate earnings woes -- particularly for technology-oriented New Economy companies -- the election debacle that preceded the inauguration of U.S. President George W. Bush, and a highly politicized energy debate affecting consumers and businesses alike.

Indeed, even the stoutest bulls were forced to acknowledge the presence of the bear in the Nasdaq Composite Index's dramatic decline, and a mood of uncertainty prevailed throughout the annual period ended August 31, 2001. Fundamentally strong companies suffered along with more speculative issues, as investors focused almost exclusively on negative news. The technology and telecommunications sectors were particularly hard hit, dropping in the face of softening demand and overcapacity.

Conversely, the bond market logged gains, validating the importance of a diversified portfolio. A major factor behind this impressive performance was action taken by the Federal Reserve. In response to an increasing unemployment rate, slow manufacturing activity, and declining gross domestic product (GDP) growth, the Fed began laying the groundwork for lowering short-term interest rates in December, and then kicked off 2001 with a surprise half-point cut on January 3. Rates were subsequently lowered six more times, most recently on August 21, leading to a federal funds rate of 3.50% as of August 31.

Bonds were also aided by investors' anxiety over the struggling stock market -- which in turn spurred a flight to fixed-income securities -- and the yield curve's movement from an inversion to a more normal slope. Treasuries, municipal bonds, and investment-grade corporate bonds all fared well. High-yield bonds were less successful due to the telecommunications sector's woes, but nonetheless finished the fiscal period essentially flat thanks to strength in other areas.

In considering the market as a whole, these pockets of solid performance were admittedly few and far between throughout the period. Yet additional Federal Reserve easing may lie ahead, helping to offset the consequences from weak corporate earnings. Furthermore, tax rebates, which started to reach households in late July, could boost consumer spending, and inflation has been held in check thus far.

Of course, volatility may very well remain with us in the immediate future, particularly in light of the recent terrorist acts that occurred on September 11 -- acts that are sure to reverberate throughout the U.S. economy going forward. Considering the magnitude of these events, uncertainty could persist for some time. Nonetheless, we remain positive on the outlook for bond investments, which we believe will continue to be a popular choice for investors newly reminded of the potential for stock market turbulence.

We're easy to stay in touch with:
Investor Services: 1-800-525-8085
Personal Account Line: 1-800-424-8085
On the World Wide Web:  invescofunds.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



AINC  9213  9/01

INVESTMENT HOLDINGS
STATEMENT OF INVESTMENT SECURITIES
INVESCO BOND FUNDS, INC.
AUGUST 31, 2001



                                                        COUNTRY     SHARES, UNITS
                                                        CODE IF      OR PRINCIPAL
 %       DESCRIPTION                                     NON US            AMOUNT           VALUE
---------------------------------------------------------------------------------------------------
HIGH YIELD FUND
91.48    FIXED INCOME SECURITIES
91.48    CORPORATE BONDS
7.85     ALTERNATIVE CARRIERS
         Global Crossing Holdings Ltd, Sr Sub Deb(a)
           8.700%, 8/1/2007                                  BD    $   19,650,000   $  11,839,125
         GT Group Telecom, Sr Discount Step-Up Notes
           Zero Coupon(b), 2/1/2010                          CA    $    5,600,000       1,456,000
         Level 3 Communications
           Sr Discount Step-Up Notes
              Zero Coupon(b), 12/1/2008                            $   53,250,000      15,442,500
           Sr Notes, 9.125%, 5/1/2008                              $    1,050,000         490,875
         Metromedia Fiber Network, Sr Notes
           Series B, 10.000%, 11/15/2008                           $   13,000,000       3,120,000
           10.000%, 12/15/2009                                     $    2,750,000         660,000
         RCN Corp
           Sr Discount Step-Up Notes, Series B
              Zero Coupon(b), 2/15/2008                            $   11,518,000       2,764,320
           Sr Notes, 10.125%, 1/15/2010                            $    5,713,000       2,170,940
         United Pan-Europe Communications NV
           Sr Discount Step-Up Notes, Series B
              Zero Coupon(b), 8/1/2009                       NL    $   13,300,000       1,862,000
===================================================================================================
                                                                                       39,805,760
12.03    BROADCASTING--RADIO/TV
         Chancellor Media of Los Angeles
           Gtd Sr Sub Notes, Series B, 8.750%, 6/15/2007           $    6,250,000       6,468,750
           Sr Sub Notes, Series B, 8.125%, 12/15/2007              $   38,975,000      39,998,094
         Fox Family Worldwide, Sr Discount Step-Up Notes
           Zero Coupon(b), 11/1/2007                               $   12,500,000      12,281,250
         XM Satellite Radio, Sr Secured Notes
           14.000%, 3/15/2010                                      $    3,750,000       2,212,500
===================================================================================================
                                                                                       60,960,594
6.84     CABLE & SATELLITE OPERATORS
         NTL Communications, Sr Notes, Series B
           11.875%, 10/1/2010                                      $    1,750,000       1,032,500
         NTL Inc
           Conv Sub Notes, 5.750%, 12/15/2009                      $    4,500,000       1,203,750
           Conv Sub Notes(a), 5.750%, 12/15/2009                   $    4,550,000       1,217,125
           Sr Deferred Step-Up Notes, Series B
              Zero Coupon(b), 4/1/2008                             $    5,250,000       2,047,500
         Renaissance Media Group LLC, Gtd Sr Discount
           Step-Up Notes, Zero Coupon(b), 4/15/2008                $   12,600,000       9,954,000
         Star Choice Communications, Sr Secured Notes
           13.000%, 12/15/2005                               CA    $   18,114,000      19,200,840
===================================================================================================
                                                                                       34,655,715



                                                        COUNTRY     SHARES, UNITS
                                                        CODE IF      OR PRINCIPAL
 %       DESCRIPTION                                     NON US            AMOUNT           VALUE
---------------------------------------------------------------------------------------------------

1.76     CASINOS & GAMING
         Park Place Entertainment, Sr Sub Notes
           8.125%, 5/15/2011                                       $    9,000,000   $   8,932,500
===================================================================================================
0.60     DIVERSIFIED CHEMICALS
         Huntsman Corp, Sr Sub Notes(a), 9.500%, 7/1/2007          $    8,500,000       3,060,000
===================================================================================================
2.38     DIVERSIFIED COMMERCIAL SERVICES
         MDC Communications, Sr Sub Notes
           10.500%, 12/1/2006                                CA    $   13,750,000      12,082,812
===================================================================================================
1.41     DIVERSIFIED FINANCIAL SERVICES
         Madison River Capital LLC/Madison River Finance
           Sr Notes, 13.250%, 3/1/2010                             $   11,500,000       7,130,000
===================================================================================================
0.02     DIVERSIFIED METALS & MINING
         Bulong Operations Property Ltd, Sr Secured Notes(c)
           12.500%, 12/15/2008                               AS    $    5,515,000         110,300
===================================================================================================
11.00    ELECTRIC UTILITIES
         Duquesne Light
           1st Collateral Trust, 8.375%, 5/15/2024                 $    3,500,000       3,653,762
           Secured Medium-Term Notes, Series B
              8.200%, 11/15/2022                                   $    4,500,000       4,664,007
         Niagara Mohawk Power, 1st Mortgage
           9.750%, 11/1/2005                                       $   17,500,000      19,803,367
         Western Resources, Sr Notes
            6.875%, 8/1/2004                                       $    7,145,000       6,784,720
            6.250%, 8/15/2018                                      $   22,150,000      20,857,326
===================================================================================================
                                                                                       55,763,182
0.36     HEALTH CARE EQUIPMENT
         Packard BioScience, Sr Sub Notes, Series B
           9.375%, 3/1/2007                                        $    1,750,000       1,824,375
===================================================================================================
1.00     HOMEBUILDING
         Ryland Group, Sr Sub Notes, 8.250%, 4/1/2008              $    5,125,000       5,048,125
===================================================================================================
18.56    INTEGRATED TELECOMMUNICATION
            SERVICES
         AT&T Canada, Sr Notes, 7.650%, 9/15/2006            CA    $    3,500,000       2,980,614
         CFW Communications, Sr Notes, 13.000%, 8/15/2010          $   16,500,000      12,375,000
         COLT Telecom Group PLC, Sr Discount Step-Up
           Notes, Zero Coupon(b), 12/15/2006                 UK    $   11,513,000       9,383,095
         Crown Castle International, Sr Notes(a)
           9.375%, 8/1/2011                                        $    4,500,000       4,106,250
         Diamond Cable Communications PLC, Sr Discount
           Step-Up Notes
              11.750%(b), 12/15/2005                         UK    $    5,500,000       3,052,500
              Zero Coupon(b), 2/15/2007                      UK    $    7,100,000       3,372,500
         Esprit Telecom Group PLC, Sr Notes(d)
           11.500%, 12/15/2007                               UK    $    8,250,000         123,750
         Focal Communications
           Sr Discount Step-Up Notes, Series B
              Zero Coupon(b), 2/15/2008                            $    7,250,000       2,030,000
           Sr Notes, Series B, 11.875%, 1/15/2010                  $    4,500,000       1,665,000
         GCI Inc, Sr Notes, 9.750%, 8/1/2007                       $    3,000,000       2,940,000




                                                        COUNTRY     SHARES, UNITS
                                                        CODE IF      OR PRINCIPAL
 %       DESCRIPTION                                     NON US            AMOUNT           VALUE
---------------------------------------------------------------------------------------------------

         McLeodUSA Inc
           Sr Discount Step-Up Notes, Zero Coupon(b)
              3/1/2007                                             $    1,750,000   $     796,250
           Sr Notes
              12.000%, 7/15/2008                                   $    4,000,000       2,180,000
              11.500%, 5/1/2009                                    $   11,500,000       6,037,500
         MetroNet Communications, Sr Discount Step-Up
           Notes, Zero Coupon(b)
              11/1/2007                                      CA    $   36,650,000      27,060,308
              6/15/2008                                      CA    $    3,250,000       2,637,427
         Netia Holdings BV, Gtd Sr Discount Step-Up Notes
           Series B, Zero Coupon (b), 11/1/2007              NL    $    8,300,000         996,000
         NEXTLINK Communications LLC
           Sr Discount Step-Up Notes, Zero Coupon(b)
              4/15/2008                                            $   11,600,000       2,088,000
           Sr Notes
              10.750%, 11/15/2008                                  $    5,750,000       2,156,250
              9.625%, 10/1/2007                                    $    3,825,000       1,262,250
         NEXTLINK Communications LLC/NEXTLINK
           Capital, Sr Notes, 12.500%, 4/15/2006                   $   17,160,000       6,692,400
         World Access, Sr Notes(e), 13.250%, 1/15/2008             $    6,750,000         135,000
===================================================================================================
                                                                                       94,070,094
8.28     INTEGRATED TELECOMMUNICATION
            SERVICES--LONG DISTANCE
         Allegiance Telecom, Sr Discount Step-Up Notes
           Series B, Zero Coupon(b), 2/15/2008                     $   20,740,000      12,444,000
         Esat Holdings Ltd, Sr Deferred Step-Up Notes, Series B
           Zero Coupon(b), 2/1/2007                          IE    $   23,850,000      24,815,138
         Esat Telecom Group PLC, Sr Notes, Series B
           11.875%, 12/1/2008                                IE    $    4,000,000       4,719,272
===================================================================================================
                                                                                       41,978,410
1.67     MOVIES & ENTERTAINMENT
         Ackerly Group, Sr Sub Notes, Series B
           9.000%, 1/15/2009                                       $    4,500,000       3,915,000
         CSC Holdings, Sr Notes(a), 7.625%, 4/1/2011               $    4,500,000       4,527,891
===================================================================================================
                                                                                        8,442,891
1.40     OIL & GAS DRILLING
         Pride International, Sr Notes, 10.000%, 6/1/2009          $    6,500,000       7,085,000
===================================================================================================
1.45     OIL & GAS EQUIPMENT & SERVICES
         Gulfmark Offshore, Gtd Sr Notes, 8.750%, 6/1/2008         $    7,650,000       7,344,000
===================================================================================================
1.14     OIL & GAS EXPLORATION & PRODUCTION
         Forest Oil, Sr Notes(a), 8.000%, 6/15/2008                $    5,750,000       5,778,750
===================================================================================================
0.40     OIL & GAS REFINING & MARKETING
         Vintage Petroleum, Sr Sub Notes(a), 7.875%, 5/15/2011     $    2,000,000       2,010,000
===================================================================================================
0.95     PAPER PRODUCTS
         Bear Island Paper LLC/Bear Island Finance II
           Sr Secured Notes, Series B, 10.000%, 12/1/2007          $    5,000,000       4,825,000
===================================================================================================


                                                        COUNTRY     SHARES, UNITS
                                                        CODE IF      OR PRINCIPAL
 %       DESCRIPTION                                     NON US            AMOUNT           VALUE
---------------------------------------------------------------------------------------------------

1.32     PUBLISHING & PRINTING
         Key3Media Group, Gtd Sr Sub Notes
           11.250%, 6/15/2011                                      $    6,250,000   $   5,718,750
         PRIMEDIA Inc, Sr Notes, 10.250%, 6/1/2004                 $    1,000,000         992,500
===================================================================================================
                                                                                        6,711,250
0.50     REAL ESTATE INVESTMENT TRUSTS
         MeriStar Hospitality, Sr Notes, 9.125%, 1/15/2011         $    2,500,000       2,521,875
===================================================================================================
0.88     SPECIALTY CHEMICALS
         Huntsman Polymers, Sr Notes, 11.750%, 12/1/2004           $   12,057,000       4,461,090
===================================================================================================
2.21     SPECIALTY STORES
         United Rentals, Gtd Sr Sub Notes, Series B
           8.800%, 8/15/2008                                       $   11,675,000      11,208,000
===================================================================================================
2.01     TELECOMMUNICATIONS EQUIPMENT
         Alpine Group, Gtd Sr Secured Notes(f)
           Series B, 12.250%, 7/15/2003                            $    3,800,000       1,900,000
         Frontier Corp, Notes, 7.250%, 5/15/2004                   $   11,500,000       8,280,000
===================================================================================================
                                                                                       10,180,000
5.46     WIRELESS TELECOMMUNICATION SERVICES
         McCaw International Ltd, Sr Discount Step-Up Notes
           Zero Coupon(b), 4/15/2007                               $    7,200,000       1,944,000
         Microcell Telecommunications, Sr Discount Step-Up
           Notes, Series B, Zero Coupon(b), 6/1/2006         CA    $    1,950,000       1,443,000
         Nextel Communications, Sr Notes
           9.500%, 2/1/2011                                        $    2,750,000       2,096,875
           9.375%, 11/15/2009                                      $    2,700,000       2,079,000
         Nextel International, Sr Notes, 12.750%, 8/1/2010         $    6,000,000       1,980,000
         Rogers Cantel, Sr Secured Deb, 9.750%, 6/1/2016     CA    $    1,900,000       1,881,000
         VoiceStream Wireless, Sr Notes, 10.375%, 11/15/2009       $   14,150,000      16,272,500
===================================================================================================
                                                                                       27,696,375
         TOTAL FIXED INCOME SECURITIES
           (AMORTIZED COST $656,240,395)                                              463,686,098
===================================================================================================
0.51     COMMON STOCKS & WARRANTS
0.02     BROADCASTING--RADIO/TV
         XM Satellite Radio Warrants(g) (Exp 2010)                          3,750          92,812
===================================================================================================
0.02     INTEGRATED TELECOMMUNICATION
            SERVICES--LONG DISTANCE
         Ntelos Inc Warrants(a)(g) (Exp 2010)                              16,500          82,500
         STARTEC Global Communications Warrants(a)(g)
           (Exp 2008)                                                       3,850              39
===================================================================================================
                                                                                           82,539
0.00     INTERNET SOFTWARE & SERVICES
         Wam!Net Warrants(a)(g) (Exp 2005)                                 17,100             171
===================================================================================================
0.47     INVESTMENT COMPANIES
         Dresdner RCM Global Strategic Income Closed End Fund             347,300       2,399,843
===================================================================================================



                                                        COUNTRY     SHARES, UNITS
                                                        CODE IF      OR PRINCIPAL
 %       DESCRIPTION                                     NON US            AMOUNT           VALUE
---------------------------------------------------------------------------------------------------

         TOTAL COMMON STOCKS & WARRANTS
         (COST $2,831,183)                                                           $  2,575,365
===================================================================================================
5.74     PREFERRED STOCKS
0.87     ALTERNATIVE CARRIERS
         Global Crossing Holdings Ltd
           Sr Exchangeable Pfd(h), 10.500%                   BD            72,220       2,888,800
         Global Crossing Ltd, Conv Pfd, 6.750%               BD            23,750       1,511,094
===================================================================================================
                                                                                        4,399,894
0.18     INTEGRATED TELECOMMUNICATION
            SERVICES
         XO Communications, Sr Exchangeable Pfd(h), 14.000%               106,933         908,931
===================================================================================================
4.69     WIRELESS TELECOMMUNICATION SERVICES
         Nextel Communications, Exchangeable Pfd
           Series D Shrs(h), 13.000%                                        6,396       3,901,560
           Series E Shrs(h), 11.125%                                       38,253      19,891,560
===================================================================================================
                                                                                       23,793,120
         TOTAL PREFERRED STOCKS (COST $56,957,514)                                     29,101,945
===================================================================================================
0.49     OTHER SECURITIES
0.02     ALTERNATIVE CARRIERS
         GT Group Telecom, Units(a) (Each unit consists of
           one Sr Discount Note, 13.250%, 2/1/2010 and one
           wrnt to purchase 4.91060 Class B non-voting
           shrs of cmn stk)                                  CA             5,600          74,698
===================================================================================================
0.47     ELECTRIC UTILITIES
         Alliant Energy Resources, Sr Sub Exchangeable
           Step-Down Notes(a), PAY PHONES(i), 7.250%(j)
           2/15/2003 (Each shr exchangeable for 2.5 shrs
           McLeodUSA cmn stk)                                              76,000       2,403,500
===================================================================================================
         TOTAL OTHER SECURITIES (AMORTIZED COST $5,486,009)                             2,478,198
===================================================================================================
1.78     SHORT-TERM INVESTMENTS
1.07     INVESTMENT COMPANIES
         INVESCO Treasurer's Series Money Market Reserve Fund(k)
           3.359% (Cost $5,396,098)                                     5,396,098       5,396,098
===================================================================================================
0.71     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated 8/31/2001 due 9/4/2001 at
           3.650%, repurchased at $3,614,465 (Collateralized by Fannie Mae
           Benchmark Notes due 1/15/2009 at 5.250%,
           value $3,681,793) (Cost $3,613,000)                     $    3,613,000       3,613,000
===================================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (COST $9,009,098)                                                            9,009,098
===================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $730,524,199)
         (Cost for Income Tax Purposes $732,250,129)                                $ 506,850,704
===================================================================================================




                                                        COUNTRY     SHARES, UNITS
                                                        CODE IF      OR PRINCIPAL
 %       DESCRIPTION                                     NON US            AMOUNT           VALUE
---------------------------------------------------------------------------------------------------

SELECT INCOME FUND
95.87    FIXED INCOME SECURITIES
16.07    US GOVERNMENT OBLIGATIONS
         US Treasury Notes
           6.000%, 9/30/2002                                       $    3,750,000   $   3,854,003
           5.750%, 8/15/2010                                       $   77,400,000      82,152,824
           4.625%, 5/15/2006                                       $    5,000,000       5,051,760
===================================================================================================
           TOTAL US GOVERNMENT OBLIGATIONS
              (AMORTIZED COST $89,163,822)                                             91,058,587
===================================================================================================
3.69     US GOVERNMENT AGENCY OBLIGATIONS
         Freddie Mac, Gold, Participation Certificates
           6.500%, 9/1/2011                                        $    8,489,183       8,731,766
         Resolution Funding, Generic Interest Strip
           Zero Coupon, 4/15/2009                                  $   18,000,000      12,147,822
===================================================================================================
           TOTAL US GOVERNMENT AGENCY OBLIGATIONS
              (AMORTIZED COST $19,961,122)                                             20,879,588
===================================================================================================
76.11    CORPORATE BONDS
2.61     ALTERNATIVE CARRIERS
         Global Crossing Holdings Ltd, Sr Sub Deb(a)
           8.700%, 8/1/2007                                  BD    $   18,000,000      10,845,000
         Level 3 Communications
           Sr Discount Step-Up Notes
              Zero Coupon(b) 12/1/2008                             $    1,500,000         435,000
           Sr Notes, 11.000%, 3/15/2008                            $    2,000,000       1,005,000
         Metromedia Fiber Network, Sr Notes
           10.000%, 12/15/2009                                     $    4,750,000       1,140,000
         RCN Corp, Sr Notes, 10.125%, 1/15/2010                    $    3,571,000       1,356,980
===================================================================================================
                                                                                       14,781,980

2.44     AUTOMOBILE MANUFACTURERS
         Auburn Hills Trust, Gtd Exchangeable Certificates
           12.375%, 5/1/2020                                       $    9,500,000      13,844,967
===================================================================================================
6.60     BROADCASTING--RADIO/TV
         Chancellor Media of Los Angeles
           Gtd Sr Sub Notes, Series B, 8.750%, 6/15/2007               $9,750,000      10,091,250
           Sr Sub Notes, Series B, 8.125%, 12/15/2007              $   22,650,000      23,244,562
         Fox Family Worldwide, Sr Notes, 9.250%, 11/1/2007             $3,750,000       4,068,750
===================================================================================================
                                                                                       37,404,562
3.84     CONSUMER FINANCE
         American General, Notes, 7.500%, 8/11/2010                $   19,800,000      21,754,280
===================================================================================================
0.66     DIVERSIFIED CHEMICALS
         Equistar Chemicals LP, Deb, 7.550%, 2/15/2026             $    5,050,000       3,764,230
===================================================================================================
0.96     DIVERSIFIED FINANCIAL SERVICES
         Heller Financial, Notes, 7.375%, 11/15/2009               $    5,000,000       5,421,580
===================================================================================================
27.78    ELECTRIC UTILITIES
         Appalachian Power, 1st Mortgage, Secured
           Medium-Term Notes, 8.000%, 6/1/2025                     $    4,000,000       4,092,804



                                                        COUNTRY     SHARES, UNITS
                                                        CODE IF      OR PRINCIPAL
 %       DESCRIPTION                                     NON US            AMOUNT           VALUE
---------------------------------------------------------------------------------------------------

         Cleveland Electric Illuminating
           1st Mortgage
              Series B, 9.500%, 5/15/2005                          $    4,477,000   $   4,611,068
              Series E, 9.000%, 7/1/2023                           $    2,750,000       2,907,066
           Sr Secured Notes, Series D, 7.880%, 11/1/2017           $    4,000,000       4,222,948
         CMS Energy, Sr Notes, Series B, 6.750%, 1/15/2004         $    6,900,000       6,813,032
         Commonwealth Edison, 1st Mortgage
           Series 75, 9.875%, 6/15/2020                            $    5,000,000       5,780,595
           Series 76, 8.250%, 10/1/2006                            $      500,000         554,199
           Series 81, 8.625%, 2/1/2022                             $      965,000       1,018,683
           Series 83, 8.000%, 5/15/2008                            $    6,100,000       6,675,425
           Series 84, 8.500%, 7/15/2022                            $    2,650,000       2,871,026
           Series 86, 8.375%, 9/15/2022                            $    3,250,000       3,505,551
         Consumers Energy, 1st Refunding Mortgage
           7.375%, 9/15/2023                                       $    9,425,000       9,168,489
         Duquesne Light, 1st Collateral Trust
           7.550%, 6/15/2025                                       $    6,500,000       6,490,477
         El Paso Electric, 1st Mortgage, Series D
           8.900%, 2/1/2006                                        $    7,600,000       8,333,674
         Metropolitan Edison, Secured Medium-Term
           Notes, Series B, 6.970%, 10/19/2023                     $    3,500,000       3,220,483
         New York State Electric & Gas, 1st Mortgage
           8.300%, 12/15/2022                                      $    4,800,000       4,995,038
         Niagara Mohawk Power, 1st Mortgage
           9.750%, 11/1/2005                                       $   10,732,000      12,144,557
           8.750%, 4/1/2022                                        $   12,630,000      13,509,465
           8.500%, 7/1/2023                                        $      500,000         523,708
         Pacific Gas & Electric, 1st Refunding Mortgage
           Series 92D, 8.250%, 11/1/2022                           $    2,223,000       2,067,390
         Pennsylvania Power, 1st Mortgage
           8.500%, 7/15/2022                                       $    2,000,000       2,036,928
         Potomac Edison, 1st Mortgage
           8.000%, 12/1/2022                                       $    5,200,000       5,417,682
         Public Service Electric & Gas, 1st Refunding
           Mortgage, 6.375%, 5/1/2023                              $    2,000,000       2,007,518
         Public Service of New Mexico, Sr Notes
           Series A, 7.100%, 8/1/2005                              $   12,325,000      12,459,047
           Series B, 7.500%, 8/1/2018                              $    1,000,000         922,366
         Texas Utilities Electric, 1st Mortgage & Collateral Trust
           8.750%, 11/1/2023                                       $    5,000,000       5,467,640
           7.625%, 7/1/2025                                        $      348,000         355,550
         Toledo Edison, 1st Mortgage, Secured Medium-Term
           Notes, Series A, 9.220%, 12/15/2021                     $    1,975,000       2,064,886
         TXU Electric Capital, Gtd Capital Securities
           8.175%, 1/30/2037                                       $   15,184,000      15,713,679
         Western Resources, Sr Notes
           7.125%, 8/1/2009                                        $    5,194,000       4,558,426
           6.875%, 8/1/2004                                        $    3,000,000       2,848,728
===================================================================================================
                                                                                      157,358,128


                                                        COUNTRY     SHARES, UNITS
                                                        CODE IF      OR PRINCIPAL
 %       DESCRIPTION                                     NON US            AMOUNT           VALUE
---------------------------------------------------------------------------------------------------

2.10     HEALTH CARE EQUIPMENT
         Imcera Group, Deb, 7.000%, 12/15/2013                     $   10,000,000   $  10,454,270
         Packard BioScience, Sr Sub Notes, Series B
           9.375%, 3/1/2007                                        $    1,395,000       1,454,287
===================================================================================================
                                                                                       11,908,557

1.71     HOTELS
         Hilton Hotels, Sr Notes, 7.200%, 12/15/2009               $   10,000,000       9,681,550
===================================================================================================
8.57     INTEGRATED TELECOMMUNICATION
            SERVICES
         AT&T Canada, Sr Notes, 7.650%, 9/15/2006            CA    $    2,500,000       2,129,010
         AT&T Corp, Deb, 8.125%, 7/15/2024                         $    1,000,000       1,030,713
         CFW Communications, Sr Notes
           13.000%, 8/15/2010                                      $    3,750,000       2,812,500
         COLT Telecom Group PLC, Sr Discount
           Step-Up Notes, Zero Coupon(b), 12/15/2006         UK    $    2,000,000       1,630,000
         Esprit Telecom Group PLC, Sr Notes(d)
           11.500%, 12/15/2007                               UK    $    1,500,000          22,500
         McLeodUSA Inc, Sr Notes
           12.000%, 7/15/2008                                      $    2,300,000       1,253,500
           11.500%, 5/1/2009                                       $    5,800,000       3,045,000
         MetroNet Communications, Sr Discount
           Step-Up Notes, Zero Coupon(b)
              11/1/2007                                      CA    $    2,000,000       1,623,032
              6/15/2008                                      CA    $   42,440,000      31,335,319
         NEXTLINK Communications LLC
           Sr Discount Step-Up Notes, Zero Coupon(b),
            4/15/2008                                              $   9,000,000        1,620,000
           Sr Notes, 12.500%, 4/15/2006                            $   5,250,000        2,047,500
===================================================================================================
                                                                                       48,549,074
7.13     INTEGRATED TELECOMMUNICATION
            SERVICES--LONG DISTANCE
         Esat Holdings Ltd, Sr Deferred Step-Up Notes
           Series B, Zero Coupon(b), 2/1/2007                IE    $    7,250,000       7,543,386
         Esat Telecom Group PLC
           Sr Deferred Step-Up Notes, Zero Coupon(b)
              2/1/2007                                       IE    $    2,000,000       2,080,446
           Sr Notes, Series B, 11.875%, 12/1/2008            IE    $    4,950,000       5,840,099
         GTE Corp, Deb, 7.900%, 2/1/2027                           $    2,000,000       2,081,110
         Qwest Communications International
           Sr Notes, Series B, 7.250%, 11/1/2008                   $    1,000,000       1,021,949
         Sprint Capital, Gtd Notes, 7.625%, 1/30/2011              $    7,000,000       7,275,898
         Teleglobe Inc, Gtd Notes, 7.700%, 7/20/2029               $    7,800,000       7,471,979
          US WEST Communications, Notes
           5.650%, 11/1/2004                                       $    7,100,000       7,051,969
===================================================================================================
                                                                                       40,366,836
1.66     MULTI-LINE INSURANCE
         Equitable Cos, Sr Notes, 9.000%, 12/15/2004               $    8,457,000       9,391,482
===================================================================================================


                                                           COUNTRY      SHARES, UNITS
                                                           CODE IF       OR PRINCIPAL
 %       DESCRIPTION                                        NON US             AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------

1.80       OIL & GAS EXPLORATION & PRODUCTION
           CMS Panhandle Holding, Sr Notes
             7.000%, 7/15/2029                                       $      6,000,000    $     5,372,658
           Texaco Capital, Gtd Notes, 5.500%, 1/15/2009              $      4,900,000          4,804,176
==========================================================================================================
                                                                                              10,176,834
0.59       OIL & GAS REFINING & MARKETING
           Sun Inc, Deb, 9.375%, 6/1/2016                            $      3,000,000          3,343,680
==========================================================================================================
0.73       PAPER PACKAGING
           Chesapeake Corp, Deb, 7.200%, 3/15/2005                   $      4,400,000          4,144,210
==========================================================================================================
0.36       PAPER PRODUCTS
           Quno Corp, Sr Notes, 9.125%, 5/15/2005              CA    $      2,000,000          2,064,722
==========================================================================================================
0.84       SPECIALTY CHEMICALS
           Morton International, Deb, 9.250%, 6/1/2020               $      3,850,000          4,746,696
==========================================================================================================
0.64       TELECOMMUNICATIONS EQUIPMENT
           Frontier Corp, Notes, 7.250%, 5/15/2004                   $      5,000,000          3,600,000
==========================================================================================================
5.09       WIRELESS TELECOMMUNICATION SERVICES
           Nextel Communications, Sr Notes
             9.375%, 11/15/2009                                      $      7,000,000          5,390,000
           Rogers Cantel, Sr Secured Deb, 9.750%, 6/1/2016     CA    $     14,365,000         14,221,350
           VoiceStream Wireless, Sr Notes, 10.375%, 11/15/2009       $      8,000,000          9,200,000
==========================================================================================================
                                                                                              28,811,350
             TOTAL CORPORATE BONDS
                (Amortized Cost $468,200,192)                                                431,114,718
==========================================================================================================
           TOTAL FIXED INCOME SECURITIES
             (AMORTIZED COST $577,325,136)                                                   543,052,893
==========================================================================================================
0.35       COMMON STOCKS & WARRANTS
0.00       INTEGRATED TELECOMMUNICATION
              SERVICES--LONG DISTANCE
           Ntelos Inc Warrants(a)(g) (Exp 2010)                                 3,750             18,750
==========================================================================================================
0.35       INVESTMENT COMPANIES
           Dresdner RCM Global Strategic Income Closed End Fund               288,500          1,993,535
==========================================================================================================
           TOTAL COMMON STOCKS & WARRANTS
             (COST $1,814,085)                                                                 2,012,285
==========================================================================================================
0.10       PREFERRED STOCKS
0.10       ALTERNATIVE CARRIERS
           Global Crossing Ltd, Conv Pfd, 6.750%
             (Cost $1,530,000)                                 BD               9,000            572,625
==========================================================================================================
0.17       OTHER SECURITIES
0.17       ELECTRIC UTILITIES
           Alliant Energy Resources,  Sr Sub Exchangeable
             Step-Down Notes(a), PAY PHONES(i), 7.250%(j)
             2/15/2030  (Each  shr  exchangeable  for 2.5
             shrs McLeodUSA cmn stk)
             (Amortized Cost $1,873,125)                                       30,000            948,750
==========================================================================================================



                                                           COUNTRY      SHARES, UNITS
                                                           CODE IF       OR PRINCIPAL
 %       DESCRIPTION                                        NON US             AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------

3.51       SHORT-TERM INVESTMENTS
2.65       COMMERCIAL PAPER
2.65       BANKS
           UBS Finance, Discount Notes, 3.700%, 9/4/2001
             (Amortized Cost $14,995,375)                            $     15,000,000    $    14,995,375
==========================================================================================================
0.86       REPURCHASE AGREEMENTS
           Repurchase  Agreement  with State Street dated
             8/31/2001    due    9/4/2001    at   3.650%,
             repurchased at $4,869,974 (Collateralized by
             Federal  Home Loan Bank  Global  Notes,  due
             9/15/2003 at 5.125%, value $4,967,991)
             (Cost $4,868,000)                                       $      4,868,000          4,868,000
==========================================================================================================
           TOTAL SHORT-TERM INVESTMENTS
             (AMORTIZED COST $19,863,375)                                                     19,863,375
==========================================================================================================
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $602,405,721)
           (Cost for Income Tax Purposes $602,461,697)                                   $   566,449,928
==========================================================================================================

TAX-FREE BOND FUND
92.42      MUNICIPAL BONDS
1.10       ALABAMA
           Jefferson Cnty, Alabama (FSA Insured), Ltd Oblig
             School Warrants, Series 2000, 5.500%, 2/15/2020         $      1,250,000    $     1,314,750
           Lauderdale Cnty & Florence City Hlth Care Auth,
             Alabama (Coffee Hlth Group) (MBIA Insured),
             Rev, Series 2000-A, 6.000%, 7/1/2029                    $      1,000,000          1,091,240
==========================================================================================================
                                                                                               2,405,990
1.04       ALASKA
           Alaska Hsg Fin (MBIA Insured), State Bldg Lease,
             Series 1999, 5.750%, 4/1/2017                           $      2,000,000          2,112,000
           Alaska Hsg Fin (Veterans Mtg Prog)
             (GNMA/FNMA/FHLMC Insured), Collateralized Rev,
             1990 First Series, 7.500%, 12/1/2030                    $         50,000             50,512
           Alaska Indl Dev & Export Auth, Ref Revolving Fund,
             Series 1994 A, Lots 1-29, 5.700%, 4/1/2004              $        110,000            116,868
==========================================================================================================
                                                                                               2,279,380
1.66       ARIZONA
           Arizona Edl Ln Mktng (Student Lns Insured),
             Edl Ln Rev, Series 1992B, 7.000%, 3/1/2005              $      1,000,000          1,021,900
           Phoenix Civic Impt, Arizona (FGIC Insured),
             Jr Lien Wstwtr System Rev, Series 2000, 5.700%,
                7/1/2008                                             $      1,055,000          1,180,440
                7/1/2009                                             $      1,275,000          1,434,044
==========================================================================================================
                                                                                               3,636,384
0.23       ARKANSAS
           North Little Rock Hlth Facils Brd, Arkansas (Baptist Hlth),
             Hlth Care Rev, Series 2001, 5.700%, 7/1/2022            $        500,000            512,325
==========================================================================================================


                                                           COUNTRY      SHARES, UNITS
                                                           CODE IF       OR PRINCIPAL
 %       DESCRIPTION                                        NON US             AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------

1.54       CALIFORNIA
           Big Bear Lake Dept of Wtr & Pwr, California
             (MBIA Insured), Wtr Rev Ref, Series 1996,
             6.000%, 4/1/2022                                        $      2,000,000    $     2,352,500
           Los Angeles Cmnty Redev Agy, California (Cinerama
             Dome Pub Pkg Proj) (ACA Insured), Pkg System
             Rev, Series 2000A, 5.750%, 7/1/2026                     $      1,000,000          1,038,980
==========================================================================================================
                                                                                               3,391,480
0.81       COLORADO
           Montrose Cnty Bldg Auth, Colorado, Ctfs of Participation,
             Series 1994, 6.350%, 6/15/2006                          $        300,000            324,795
           Univ of Northern Colorado (AMBAC Insured),
             Auxiliary Facils Systems Ref  & Impt Rev,
             Series 2001, 5.000%, 6/1/2026                           $      1,450,000          1,453,625
==========================================================================================================
                                                                                               1,778,420
0.22       CONNECTICUT
           Connecticut Hsg Fin Auth, Hsg Mtg Fin Prog,
             Subseries D-2, 6.200%, 11/15/2027                       $        455,000            473,100
==========================================================================================================
0.46       DISTRICT OF COLUMBIA
           District of Columbia, Gen Oblig Ref, Series 1994 A-3,
             5.200%, 6/1/2003                                        $         10,000             10,443
           District of Columbia (George Washington Univ Issue)
             (MBIA Insured), Univ Rev, Series 2001A,
             5.125%, 9/15/2031                                       $      1,000,000          1,001,460
==========================================================================================================
                                                                                               1,011,903
2.50       FLORIDA
           Broward Cnty School Brd, Florida (FSA Insured),
             Ctfs of Participation, Series 2001A, 5.250%, 7/1/2024          $1,000,000         1,022,730
           Escambia Cnty Hlth Care Facils Auth, Florida
             (VHA Prog) (AMBAC Insured), Hlth Care Facil Rev,
             Series 2000A, 5.950%, 7/1/2020                          $      1,000,000          1,114,960
           Miami Beach Redev Agency, Florida (City Ctr/Historic
             Convention Village), Tax Increment Rev, Series 1993,
             5.100%, 12/1/2003                                       $         80,000             83,006
           Sunrise, Florida (AMBAC Insured), Util System Ref Rev,
             Series 1998, 5.500%, 10/1/2018                          $      2,000,000          2,198,700
           Sunrise, Florida (Special Tax Dist # 1) (FSA Insured),
             Ad Valorem Tax Ref, Series 2001, 5.000%, 10/1/2020      $      1,060,000          1,070,324
==========================================================================================================
                                                                                               5,489,720
0.23       HAWAII
           Honolulu, Hawaii (First Bd Resolution) (AMBAC Insured),
             Wastewtr System Rev, Sr Series 2001, 5.125%, 7/1/2031   $        500,000            501,830
==========================================================================================================
7.31       ILLINOIS
           Boone McHenry & DeKalb Cntys, Illinois (Cmnty Unit
             School Dist #100 (Belvidere)) (FSA Insured), Gen
             Oblig, Series 1997, Cap Appreciation, 12/1/2010         $      2,720,000          1,821,203
           Chicago, Illinois (AMBAC Insured), Gen Oblig, Ref,
             Series 1993B, 5.125%, 1/1/2022                          $      2,565,000          2,652,133
           Chicago, Illinois (FGIC Insured), Gen Oblig, Proj & Ref,
             Series 2000C, 5.500%, 1/1/2040                          $      1,000,000          1,033,170



                                                           COUNTRY      SHARES, UNITS
                                                           CODE IF       OR PRINCIPAL
 %       DESCRIPTION                                        NON US             AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------

           Chicago, Illinois (Peoples Gas Light & Coke), Gas
             Supply Rev, 1st & Ref Mtg, Medium-Term Notes,
             Series CC, 6.875%, 3/1/2015                             $      2,875,000    $     2,972,175
           Illinois Dept Cent Mgmt Svcs (MBIA Insured),
             Ctfs of Participation, Series 1999,
             5.850%, 7/1/2019                                        $      1,750,000          1,886,185
           Illinois Dev Fin Auth (Catholic Charities Hsg Dev Proj),
             Rev, Series 1995, 6.350%, 1/1/2025                      $      1,500,000          1,460,460
           Illinois Edl Facils Auth (Robert Morris College)
             (MBIA Insured), Rev, Series 2000, 5.750%, 6/1/2020      $      1,305,000          1,380,207
           Madison & St Clair Cntys, Illinois ((Cmnty Unit School
             Dist #10 (Collinsville)) (FGIC Insured), Gen Oblig
             School Bldg, Series 2001, 5.500%, 2/1/2013              $      1,365,000          1,485,516
           Will Cnty, Illinois (School Dist #122) (FSA Insured),
             Gen Oblig, Series 2000A, 6.500%, 11/1/2014              $      1,165,000          1,360,510
==========================================================================================================
                                                                                              16,051,559
10.65      INDIANA
           DeKalb Cnty Redev Auth, Indiana (Mini-Mill Loc Pub
             Impt Proj), Rev, Series A 1995, 6.500%, 1/15/2014       $        900,000            973,314
           Indiana Transn Fin Auth, Airport Facils Lease Rev,
             Series A, 6.750%, 11/1/2011                             $      1,500,000          1,601,085
           Indianapolis, Indiana (MBIA Insured), Thermal Energy
             System Rev, Series 2001 A, 5.000%, 10/1/2011            $      2,500,000          2,663,875
           Indianapolis Loc Pub Impt Bank, Indiana, Rev,
             Series 1991C, 6.700%, 1/1/2017                          $      3,750,000          3,874,575
           Mt Vernon of Hancock Cnty Multi-School Bldg,
             Indiana (Hancock Cnty), 1st Mtg,
             Series 2001A, 5.450%, 7/15/2022                         $      1,000,000          1,031,800
           Petersburg, Indiana (Indianapolis Pwr & Light Proj)
             (MBIA Insured), PCR Ref, Series 1993B,
             5.750%, 8/1/2017                                        $      1,500,000          1,532,550
           Petersburg, Indiana (Indianapolis Pwr & Light Proj),
             PCR Ref, Series 1991, 5.400%, 8/1/2017                  $      9,850,000         10,661,049
           St Joseph Cnty Hosp Auth, Indiana (Memorial Hlth System)
             (AMBAC Insured), Hlth System, Rev, Series 2000,
             5.625%, 8/15/2033                                       $      1,000,000          1,067,850
==========================================================================================================
                                                                                              23,406,098
0.47       KANSAS
           Overland Park Dev, Kansas (Overland Park Convention
             Ctr Hotel Proj), 1st Tier Rev, Series 2000A,
             7.375%, 1/1/2032                                        $      1,000,000          1,032,010
==========================================================================================================
4.08       LOUISIANA
           Lafayette, Louisiana (FGIC Insured), Pub Impt Sales
             Tax Rev, Series 2000A, 5.500%, 3/1/2023                 $      1,000,000          1,050,650
           Louisiana Loc Govt Envir Facils Cmnty Dev Auth,
             (Cap Proj & Equip Acquisition Prog), Rev,
                (ACA Insured), Series 2000,
                   6.550%, 9/1/2025                                  $      6,000,000          6,705,540
                (AMBAC Insured), Series 2000A,
                   6.300%, 7/1/2030                                  $      1,000,000          1,204,750
==========================================================================================================
                                                                                               8,960,940


                                                           COUNTRY      SHARES, UNITS
                                                           CODE IF       OR PRINCIPAL
 %       DESCRIPTION                                        NON US             AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------

0.13       MARYLAND
           Maryland Hlth & Higher Edl Facils Auth
             (John Hopkins Hosp Issue), Rev, Series 2001,
             5.000%, 5/15/2026                                       $        295,000    $       294,690
==========================================================================================================
5.24       MASSACHUSETTS
           Boston Wtr & Swr Commn, Massachusetts
             (MBIA Insured), Gen Rev, 1993 Sr Series A,
             5.250%, 11/1/2019                                       $      5,385,000          5,736,910
           Commonwealth of Massachusetts, Gen Oblig,
             Cons Ln of 2000, Series A, 5.750%, 2/1/2009             $        785,000            879,271
           Massachusetts Dev Fin Agency (Boston Univ Issue)
             (Institution Insured), Rev, Series P,
             6.000%, 5/15/2059                                       $      4,500,000          4,891,680
==========================================================================================================
                                                                                              11,507,861
7.28       MICHIGAN
           Allegan Pub School Dist, Michigan (FSA Insured),
             Gen Oblig Unltd Tax, Series 2000, 5.750%, 5/1/2030      $        500,000            536,315
           Caledonia Cmnty Schools, Michigan (Kent,
             Allegan & Barry) (FGIC Insured), Gen Oblig
             Unlimited Tax, 5.500%, 5/1/2023                         $      1,000,000          1,043,450
           Harper Creek Cmnty Schools, Michigan (Calhoun Cnty),
             2001 School Bldg & Site Rev, Gen Oblig Unltd Tax,
             5.125%, 5/1/2021                                        $      3,440,000          3,481,246
           Hastings Area School System, Michigan
             (Barry & Calhoun Cntys) (MBIA Insured),
             2001 School Bldg & Site Rev, Gen Oblig Unltd Tax,
             5.000%, 5/1/2022                                        $      1,870,000          1,868,953
           Howell Pub Schools, Michigan (Livingston Cnty),
             2001 School Bldg & Site Rev, Gen Oblig Unltd Tax,
             5.000%, 5/1/2021                                        $        500,000            499,340
           Huron School Dist, Michigan (Wayne & Monroe Cntys)
             (FSA Insured), 2001 School Bldg & Site Rev, Gen Oblig
             Unltd Tax, 5.375%, 5/1/2026                             $        500,000            513,945
           Lake Orion Cmnty School Dist, Michigan (Oakland Cnty)
             (FSA Insured), Gen Oblig Unltd Tax, Series A,
             6.000%, 5/1/2018                                        $        500,000            555,255
           Michigan Hosp Fin Auth (Ascension Hlth Credit Group),
             Rev, Series 1999A, 5.500%, 11/15/2007                   $      3,000,000          3,273,360
           Michigan Muni Bd Auth, Clean Wtr Revolving Rev,
             Series 1999, 5.625%, 10/1/2010                          $      1,500,000          1,674,570
           Michigan Strategic Fund (Detroit Edison Pollution
             Ctl Bds Proj), Ltd Oblig Ref Rev, Collateralized
             Series 2001C, 5.450%, 9/1/2029                          $        500,000            504,115
           Newaygo Pub Schools, Michigan (Newaygo Cnty),
             Gen Oblig Unltd Tax, 2000 School Bldg & Site,
             5.500%, 5/1/2021                                        $      1,000,000          1,045,610
           White Cloud Pub Schools, Michigan (Newaygo Cnty),
             Gen Oblig Unltd Tax, 2001 School Bldg & Site,
             Series A, 5.125%, 5/1/2031                              $      1,000,000          1,001,320
==========================================================================================================
                                                                                              15,997,479



                                                           COUNTRY      SHARES, UNITS
                                                           CODE IF       OR PRINCIPAL
 %       DESCRIPTION                                        NON US             AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------

0.22       MINNESOTA
           Minneapolis - St Paul Metro Airports Commn,
             Minnesota (Northwest Airlines Proj), Special
             Facils Rev, Series 2001A, 7.000%, 4/1/2025              $        500,000    $       489,670
==========================================================================================================
1.77       MISSISSIPPI
           Mississippi (FGIC Insured), Gen Oblig, Loc Govts Cap
             Impts Issue, Series I, 6.000%, 11/1/2008                $      2,500,000          2,851,825
           Mississippi Hosp Equip & Facils Auth (Forrest Cnty
             Gen Hosp Proj) (FSA Insured), Rev, Series 2000,
             5.500%, 1/1/2027                                        $      1,000,000          1,034,520
==========================================================================================================
                                                                                               3,886,345
1.75       MISSOURI
           Missouri Hlth & Edl Facils Auth (St Luke's
             Episcopal - Presbyterian Hosps) (FSA Insured),
             Hlth Facils Rev, Series 2001, 5.250%, 12/1/2026         $        500,000            505,890
           Missouri Hlth & Edl Facils Auth (Washington Univ),
             Hlth Facils Rev, Series 2001A, 5.125%, 6/15/2041        $      2,500,000          2,477,775
           Missouri Hsg Dev Cmmn (FHA Insured), Multifamily
             Hsg Rev, 2001 Series II, 5.375%, 12/1/2018              $        830,000            851,622
==========================================================================================================
                                                                                               3,835,287
1.06       NEVADA
           Clark Cnty, Nevada (FGIC Insured), Airport System
             Subordinate Lien Rev, Series 2001B,
             5.125%, 7/1/2021                                        $      2,250,000          2,268,630
           Nevada Hsg Div (Single Family Prog), Sr Rev,
             1994 Issue B-1, 5.900%, 4/1/2003                        $         65,000             66,988
==========================================================================================================
                                                                                               2,335,618
1.09       NEW JERSEY
           New Jersey Hlth Care Facils Fing Auth (St Peters Univ Hosp),
             Rev, Series 2000A, 6.875%, 7/1/2020                     $        500,000            535,755
           New Jersey Transn Trust Fund Auth, Transn System Dev,
             Series 1999A, 5.500%, 6/15/2010                         $      1,670,000          1,864,755
==========================================================================================================
                                                                                               2,400,510
2.48       NEW MEXICO
           Los Alamos Cnty, New Mexico (FSA Insured),
             Util System Rev, Series 1994A, 6.000%, 7/1/2009         $      5,000,000          5,454,350
==========================================================================================================
6.00       NEW YORK
           New York & New Jersey Port Auth, Cons Gen Oblig,
             Rev, Ninety-Third Series, 6.125%, 6/1/2094              $      5,250,000          6,207,390
           New York City Muni Wtr Fin Auth, New York, Wtr &
             Swr System Rev, Fiscal 2000 Series B,
                Prerefunded, 6.000%, 6/15/2033                       $        935,000          1,100,832
                Unrefunded, 6.000%, 6/15/2033                        $        565,000            652,089
           Triborough Bridge & Tunnel Auth, New York,
             Gen Purpose Rev,
                Series 1993B, 5.000%, 1/1/2020                       $      1,935,000          2,010,484
                Series Y, 5.500%, 1/1/2017                           $      2,900,000          3,218,101
==========================================================================================================
                                                                                              13,188,896

                                                           COUNTRY      SHARES, UNITS
                                                           CODE IF       OR PRINCIPAL
 %       DESCRIPTION                                        NON US             AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------

1.54       NORTH DAKOTA
           Ward Cnty, North Dakota (St Joseph's Hosp Proj),
             Hlth Care Facil Rev, Series 1994, 8.875%,
             11/15/2024                                              $      2,850,000    $     3,383,634
==========================================================================================================
3.15       OHIO
           Cleveland, Ohio (MBIA Insured), Wtrwks Impt 1st
             Mtg Ref Rev, Series G, 1993, 5.500%, 1/1/2021           $      3,000,000          3,278,460
           Ohio Wtr Dev Auth (Cleveland Elec Illum Proj),
             PCR Ref, Series 1999-A, 5.580%, 6/15/2033               $      3,000,000          3,087,360
           Plain Loc School Dist, Ohio (Franklin & Licking
             Cntys) (FGIC Insured), Gen Oblig Unltd Tax,
             Series 2000, 6.000%, 12/1/2025                          $        500,000            556,305
==========================================================================================================
                                                                                               6,922,125
1.65       OKLAHOMA
           Jenks Aquarium Auth, Oklahoma (MBIA Insured),
             1st Mtg Rev, Series 2000, 6.000%, 7/1/2020              $        800,000            890,904
           Oklahoma City Airport Trust, Oklahoma
             (FSA Insured), Jr Lien Rev, Twenty-Seventh Series,
             Series A, 5.125%, 7/1/2020                              $      2,675,000          2,725,665
==========================================================================================================
                                                                                               3,616,569
1.33       RHODE ISLAND
           Providence Pub Bldgs Auth, Rhode Island (School Proj)
             (FSA Insured), Rev, Series 2000A, 5.750%, 12/15/2016    $      1,210,000          1,333,940
           Rhode Island Depositors Econ Protection,
             Special Oblig, 1992 Series A, 6.950%, 8/1/2022          $      1,500,000          1,589,205
==========================================================================================================
                                                                                               2,923,145
0.91       SOUTH DAKOTA
           Aberdeen School Dist #6-1, South Dakota (Brown Cnty)
             (FSA Insured), Gen Oblig, Series 2000, 5.450%,
             1/1/2026                                                $      1,940,000          2,004,757
==========================================================================================================
0.24       TENNESSEE
           Unicoi Cnty, Tennessee (FGIC Insured), Gen Oblig
             Unltd Tax, 5.250%, 4/1/2021                             $        500,000            524,450
==========================================================================================================
16.92      TEXAS
           Austin, Texas (AMBAC Insured), Combined Util
             Systems Rev Ref, Series 1992, Cap Appreciation,
             11/15/2011                                              $      1,400,000            890,442
           Collin Cnty, Texas, Gen Oblig Unltd Tax
             Road, Series 2001, 4.875%,
                2/15/2017                                            $        750,000            758,438
                2/15/2018                                            $      1,020,000          1,025,222
           Comal Indpt School Dist, Texas (Comal Cnty)
             (PSFG Insured), Unltd Tax School
             Bldg & Ref, Series 2001, 5.250%, 2/1/2028               $      1,000,000          1,011,280
           Dallas Area Rapid Transit, Texas (AMBAC Insured),
             Sr Lien Sales Tax Rev, Series 2001, 5.000%,
             12/1/2026                                               $      2,000,000          1,971,920
           Denton, Texas (FSA Insured), Util System Rev Ref,
             Series 2000A, 5.400%, 12/1/2013                         $      1,000,000          1,073,910



                                                           COUNTRY      SHARES, UNITS
                                                           CODE IF       OR PRINCIPAL
 %       DESCRIPTION                                        NON US             AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------

           El Paso Indpt School Dist, Texas (PSFG Insured), Gen
             Oblig Maintenance Tax Rev, Ref, 5.000%, 8/15/2019       $        350,000    $       347,095
           Fort Bend Flood Ctl Wtr Supply, Texas (FGIC Insured),
             Rev, Series 2001, 5.000%, 3/1/2019                      $      1,025,000          1,032,964
           Frisco Indpt School Dist, Texas (Collin & Denton Cntys)
             (PSFG Insured), Unltd Tax School
             Bldg, Series 2001, 5.000%, 8/15/2022                    $      1,110,000          1,107,147
           Galena Park Indpt School Dist, Texas (Harris Cnty)
             (PSFG Insured), Unltd Tax School Bldg & Ref,
             Series 1996, Cap Appreciation, 8/15/2023                $      2,000,000            628,140
           Houston Sports Auth, Texas (Harris Cnty) (MBIA Insured),
             Jr Lien Rev Ref, Series 2001B, 5.250%, 11/15/2040       $      2,000,000          2,013,040
           Little Elm Indpt School Dist, Texas (Denton Cnty)
             (PSFG Insured), Unltd Tax School Bldg & Ref,
             Series 1999, 6.000%, 8/15/2035                          $      1,500,000          1,610,655
           Lubbock Hlth Facils Dev, Texas (St Joseph Hlth System),
             Rev, Series 1998, 5.250%, 7/1/2013                      $      2,000,000          2,057,500
           Montgomery Cnty, Texas (FGIC Insured), Perm Impt Rev,
             Series 2000, 5.250%, 9/1/2020                           $      1,000,000          1,024,670
           Nacogdoches Indpt School Dist, Texas (PSFG Insured),
             Unltd Tax School Bldg & Ref, Series 2001,
             5.300%, 2/15/2025                                       $      1,000,000          1,019,570
           North Central Texas Hlth Facils Dev (MBIA Insured),
             Hlth Resources System Rev, Series 1997B, 5.750%,
             2/15/2012                                               $      2,000,000          2,194,260
           Nueces River Auth, Texas (City of Corpus Christi
             Lake Texana Proj) (FSA Insured), Wtr Supply Facils
             Rev, Series 1997, 5.500%, 3/1/2027                      $      2,190,000          2,244,422
           San Antonio, Texas (Brexar Cnty) Wtr Sys Rev & Ref,
             Series 1999, 5.875%, 5/15/2018                          $      1,000,000          1,084,170
           San Antonio, Texas, Gen Impt Rev, Series 2000A,
             5.375%, 2/1/2019                                        $      1,185,000          1,236,358
           Spring Branch Indpt School Dist, Texas (Harris Cnty)
             (PSFG Insured),
                Ltd Tax Schoolhouse, Series 2000,
                   5.750%, 2/1/2024                                  $      3,300,000          3,496,350
                Ltd Tax Schoolhouse & Ref, Series 2001,
                   5.125%, 2/1/2023                                  $      2,000,000          2,011,500
           Texas Wtr Finl Assistance (State Participation Prog),
             Gen Oblig, Series 1999C, 5.500%, 8/1/2024               $      1,500,000          1,562,430
           Town Ctr Impt Dist, Texas (FGIC Insured),
             Sales Tax & Hotel Occupancy Tax,
             Series 2001, 5.125%, 3/1/2021                           $      2,500,000          2,518,350
           West University Place, Texas (FGIC Insured),
             Perm Impt Rev, Series 2000,
                 5.350%, 2/1/2020                                    $      2,150,000          2,220,671
                 5.300%, 2/1/2018                                    $      1,000,000          1,030,850
===========================================================================================================
                                                                                              37,171,354
0.15       UTAH
           Utah Hsg Fin Agency (FHA/VA/FHMA Insured),
             Single Family Mtg, 1994 Issue D-1, Term Mezzanine,
             6.450%, 7/1/2011                                        $        315,000            331,560
===========================================================================================================


                                                           COUNTRY      SHARES, UNITS
                                                           CODE IF       OR PRINCIPAL
 %       DESCRIPTION                                        NON US             AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------

0.39       VERMONT
           Vermont Hsg Fin Agency, Single Family Hsg Rev,
             Series 5, 6.875%, 11/1/2016                             $        820,000    $       858,679
===========================================================================================================
0.73       VIRGINIA
           Virginia Hsg Dev Auth, Gen Oblig, Rental Hsg Rev,
             2000 Series D, 5.700%, 4/1/2011                         $      1,500,000          1,611,420
===========================================================================================================
1.24       WASHINGTON
           Washington Hlth Care Facils Auth (Providence
             Hlth System) (MBIA Insured), Rev, Series 2001A,
             5.250%, 10/1/2021                                       $      1,000,000          1,013,560
           White River School Dist #416, Washington,(Pierce Cnty)
             (School Brd Gtee), Unltd Tax Gen Oblig, 2000,
             5.350%, 12/1/2009                                       $      1,550,000          1,704,985
===========================================================================================================
                                                                                               2,718,545
4.85       WISCONSIN
           Adams Cnty, Wisconsin (Adams-Friendship School
             Dist) (AMBAC Insured), Gen Oblig Ref, 6.500%,
             4/1/2015                                                $      1,340,000          1,602,171
           Southeast Wisconsin Professional Baseball Park Dist
             (MBIA Insured), Sales Tax Rev Ref, Series 1998A,
             5.500%, 12/15/2019                                      $      5,000,000          5,454,500
           Wisconsin Hlth & Edl Facils Auth (Thedacare Inc)
             (AMBAC Insured), Rev, 5.000%, 12/15/2030                $      1,000,000            968,770
           Wisconsin, Gen Oblig, Series 2000C, 5.500%, 5/1/2019      $      2,500,000          2,628,475
===========================================================================================================
                                                                                              10,653,916
           TOTAL MUNICIPAL BONDS
             (AMORTIZED COST $189,746,437)                                                   203,041,999
===========================================================================================================
7.58       SHORT-TERM INVESTMENTS--MUNICIPAL BONDS
1.14       ILLINOIS
           Illinois Hlth Facils Auth (Blessing Hosp) (FSA Insured),
             VRD, Rev, Series 1999B, 2.250%, 11/15/2029(l)           $      2,500,000          2,500,000
===========================================================================================================
0.30       MISSOURI
           Missouri Dev Fin Brd (St Louis Convention
             Ctr Hotel Garage Proj) (LOC-FirstStar Bank), VR,
             Tax Exempt Infrastructure Facils Rev,
             Series 2000C, 2.650%, 12/1/2020(l)                      $        670,000            670,000
===========================================================================================================
1.15       TEXAS
           Austin, Texas, Wtr Swr & Elec Ref Rev, Series 1982,
             14.000%, 11/15/2001
                Prefunded 1998                                       $         15,000             15,321
                Unrefunded Bal 1998                                  $         60,000             60,905
           Harris Cnty Hlth Facils Dev, Texas (St Luke's
             Episcopal Hosp) (LOC-First Union Natl),
             VR, Rev, Series 2001B, 2.500%, 7/1/2017(l)              $      2,450,000          2,450,000
===========================================================================================================
                                                                                               2,526,226


                                                           COUNTRY      SHARES, UNITS
                                                           CODE IF       OR PRINCIPAL
 %       DESCRIPTION                                        NON US             AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------

2.06       VIRGINIA
           Petersburg Hosp Auth, Virginia (Southside
             Regional Med Ctr) (LOC-First Union Natl Bank
             of North Carolina), VR, Hosp Facil,
             Series 1997, 2.350%, 7/1/2017(l)                        $      4,525,000    $     4,525,000
===========================================================================================================
2.93       WISCONSIN
           Wisconsin Hlth & Edl Facils Auth (Gundersen Lutheran)
             (FSA Insured), ARD, Rev,
                Series 2000A, 2.600%, 12/1/2015(l)                   $      2,435,000          2,435,000
                Series 2000B, 2.600%, 12/1/2029(l)                   $      4,000,000          4,000,000
===========================================================================================================
                                                                                               6,435,000
           TOTAL SHORT-TERM INVESTMENTS
             (AMORTIZED COST $16,654,897)                                                     16,656,226
===========================================================================================================
100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Amortized Cost $206,401,334)(m)                                              $   219,698,225
===========================================================================================================

U.S. GOVERNMENT SECURITIES FUND
97.67      FIXED INCOME SECURITIES
47.00      US GOVERNMENT OBLIGATIONS
           US Treasury Bonds
             8.125%, 8/15/2019                                       $     10,000,000    $    13,071,090
             7.500%, 11/15/2016                                      $     25,000,000         30,511,725
             5.375%, 2/15/2031                                       $     12,500,000         12,510,738
           US Treasury Notes, 5.000%, 2/15/2011                      $     10,000,000         10,065,620
===========================================================================================================
             TOTAL US GOVERNMENT OBLIGATIONS
                (AMORTIZED COST $65,245,396)                                                  66,159,173
===========================================================================================================
50.67      US GOVERNMENT AGENCY OBLIGATIONS
           Freddie Mac, Gold, Participation Certificates
             6.000%, 5/1/2014                                        $      2,324,910          2,352,690
             6.000%, 6/1/2016                                        $      9,907,437          9,962,433
             6.000%, 5/1/2031                                        $      9,924,254          9,778,981
             5.500%, 7/1/2016                                        $     14,947,509         14,768,901
           Government National Mortgage Association I
             Pass-Through Certificates
                6.000%, 12/15/2028                                   $      8,524,543          8,468,983
                6.000%, 1/15/2029                                    $      8,987,614          8,926,085
                6.000%, 2/15/2029                                    $      8,841,590          8,781,060
                6.000%, 3/15/2029                                    $      8,329,762          8,272,737
===========================================================================================================
                TOTAL US GOVERNMENT AGENCY OBLIGATIONS
                (AMORTIZED COST $70,753,980)                                                  71,311,870
===========================================================================================================
           TOTAL FIXED INCOME SECURITIES (Cost $135,999,376)                                 137,471,043
===========================================================================================================
2.33       SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
           Repurchase  Agreement  with State Street dated
             8/31/2001    due    9/4/2001    at   3.650%,
             repurchased at $3,283,331 (Collateralized by
             Fannie Mae Benchmark Notes, due 1/15/2009 at
             5.250%, value $3,342,549)
             (Cost $3,282,000)                                       $      3,282,000          3,282,000
===========================================================================================================



                                                           COUNTRY      SHARES, UNITS
                                                           CODE IF       OR PRINCIPAL
 %       DESCRIPTION                                        NON US             AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------

100.00     TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $139,281,376)(m)                                                        $   140,753,043
===========================================================================================================

(a) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.

(b) Step-up securities are obligations which increase the interest rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

(c) Security is a defaulted security with respect to cumulative interest payments of $1,034,063 at August 31, 2001.

(d) Security is a defaulted security with respect to cumulative interest payments of $474,375 and $86,250 at June 15, 2001 for High Yield & Select Income Funds, respectively.

(e) Security is a defaulted security with respect to cumulative interest payments of $447,188 at July 15, 2001.

(f)      Security is a fair valued security.

(g)      Security is non-income producing.

(h) Security is a payment-in-kind (PIK) security. PIK securities may make interest payments in additional securities.

(i) PAY PHONES - Premium Accelerated Yield Participating Hybrid Option Note Exchangeable Securities.

(j) Step-down securities are obligations which decrease the interest rate at a specific point in time. Rate shown reflects current rate which may step down at a future date.

(k)      Security is an affiliated company (See Notes).

(l) All securities with a maturity date greater than one year have either a variable rate, demand future, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown is current rate.

(m)      Also represents cost for income tax purposes.

The following acronyms may be used in security descriptions:

ACA          --     American Capital Access Financial Guaranty Corporation
AMBAC        --     American Municipal Bond Assurance Corporation
ARD(n)       --     Adjustable Rate Demand
FGIC         --     Flexible Guaranty Insurance Company
FHA          --     Federal Housing Association
FHLMC        --     Federal Home Loan Mortgage Corporation
FHMA         --     Federal Home Mortgage Association
FNMA         --     Federal National Mortgage Association
FSA          --     Financial Security Assurance
GNMA         --     Government National Mortgage Association
LOC          --     Letter of Credit
MBIA         --     Municipal Bond Investors Assurance Corporation
PCR          --     Pollution Control Revenue
PSFG         --     Permanent School Fund Guarantee Program
VA           --     Veteran's Association
VHA          --     Veteran's Housing Association
VR(n)        --     Variable Rate
VRD(n)       --     Variable Rate Demand

(n)      Rate is subject to change.  Rate shown reflects current rate.

SUMMARY OF INVESTMENTS BY COUNTRY

                                                         % OF
                                    COUNTRY        INVESTMENT
COUNTRY                                CODE        SECURITIES          VALUE
--------------------------------------------------------------------------------
HIGH YIELD FUND
Australia                                AS              0.02% $     110,300
Bermuda                                  BD              3.20     16,239,019
Canada                                   CA             13.58     68,816,699
Ireland                                  IE              5.83     29,534,410
Netherlands                              NL              0.57      2,858,000
United Kingdom                           UK              3.14     15,931,845
United States                                           73.66    373,360,431
================================================================================
                                                       100.00% $ 506,850,704
================================================================================

SELECT INCOME FUND
Bermuda                                  BD              2.02% $  11,417,625
Canada                                   CA              9.07     51,373,433
Ireland                                  IE              2.73     15,463,931
United Kingdom                           UK              0.29      1,652,500
United States                                           85.89    486,542,439
================================================================================
                                                       100.00% $ 566,449,928
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO BOND FUNDS, INC.
AUGUST 31, 2001
                                                                               HIGH               SELECT
                                                                              YIELD               INCOME
                                                                               FUND                 FUND
---------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
    At Cost(a)                                                    $     730,524,199      $    602,405,721
==========================================================================================================
    At Value(a)                                                   $     506,850,704      $    566,449,928
Receivables:
    Investment Securities Sold                                           10,792,778            30,408,656
    Fund Shares Sold                                                        463,515             1,202,369
    Dividends and Interest                                                9,941,046             7,988,821
Prepaid Expenses and Other Assets                                            85,243                90,779
==========================================================================================================
TOTAL ASSETS                                                            528,133,286           606,140,553
==========================================================================================================
LIABILITIES
Payables:
    Custodian                                                                 3,794                 7,938
    Distributions to Shareholders                                           668,886               206,452
    Fund Shares Repurchased                                               2,684,855             9,193,990
Accrued Distribution Expenses
    Investor Class                                                          114,907               127,198
    Class C                                                                   7,127                 2,437
    Class K                                                                       1                     0
Accrued Expenses and Other Payables                                         193,750               132,302
==========================================================================================================
TOTAL LIABILITIES                                                         3,673,320             9,670,317
==========================================================================================================
NET ASSETS AT VALUE                                               $     524,459,966      $    596,470,236
==========================================================================================================
NET ASSETS
Paid-in Capital(b)                                                $     894,929,620      $    669,995,142
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Income (Loss)                                               7,943               (70,597)
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign Currency Transactions             (146,804,082)          (37,498,516)
Net Depreciation of Investment Securities                              (223,673,515)          (35,955,793)
==========================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding             $     524,459,966      $    596,470,236
==========================================================================================================
NET ASSETS AT VALUE:
    Investor Class                                                $     516,687,398      $    593,628,925
==========================================================================================================
    Class C                                                       $       7,769,808      $      2,839,363
==========================================================================================================
    Class K                                                       $           2,760      $          1,948
==========================================================================================================



STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO BOND FUNDS, INC.
AUGUST 31, 2001

                                                                               HIGH               SELECT
                                                                              YIELD               INCOME
                                                                               FUND                 FUND
                                                                         (CONTINUED)          (CONTINUED)
---------------------------------------------------------------------------------------------------------

Shares Outstanding
    Investor Class                                                      121,151,120           102,557,138
    Class C                                                               1,829,722               490,583
    Class K                                                                     648                   337
==========================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
    Investor Class                                                     $       4.26          $       5.79
    Class C (excludes applicable contingent deferred sales charge)     $       4.25          $       5.79
    Class K                                                            $       4.26          $       5.78
==========================================================================================================

(a) Investment securities at cost and value at August 31, 2001 include repurchase agreements of $3,613,000 and $4,868,000 for High Yield and Select Income Funds, respectively.
(b) INVESCO Bond Funds, Inc. have three billion authorized shares of common stock, par value $0.01 per share. Of such shares, 1.1 billion have been allocated to High Yield Fund and 900 million to Select Income Fund: 400 million to High Yield Fund - Investor Class, 300 million to High Yield - Class C, 400 million to High Yield - Class K, 300 million to Select Income Fund - Investor Class, 300 million to Select Income Fund - Class C and 300 million to Select Income Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO BOND FUNDS, INC.
AUGUST 31, 2001
                                                                                                     U.S.
                                                                           TAX-FREE            GOVERNMENT
                                                                               BOND            SECURITIES
                                                                               FUND                  FUND
----------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
    At Cost(a)                                                    $     206,401,334      $    139,281,376
==========================================================================================================
    At Value(a)                                                   $     219,698,225      $    140,753,043
Cash                                                                         21,087                     0
Receivables:
    Fund Shares Sold                                                        218,564             1,345,494
    Interest                                                              2,452,211             1,000,079
Prepaid Expenses and Other Assets                                            41,664                30,056
==========================================================================================================
TOTAL ASSETS                                                            222,431,751           143,128,672
==========================================================================================================
LIABILITIES
Payables:
    Custodian                                                                     0                 5,556
    Distributions to Shareholders                                           188,706                30,091
    Investment Securities Purchased                                       6,239,549                     0
    Fund Shares Repurchased                                                  13,270             5,100,381
Accrued Distribution Expenses
    Investor Class                                                           43,331                28,441
    Class C                                                                   1,129                 5,669
Accrued Expenses and Other Payables                                          49,757                18,019
==========================================================================================================
TOTAL LIABILITIES                                                         6,535,742             5,188,157
==========================================================================================================
NET ASSETS AT VALUE                                               $     215,896,009      $    137,940,515
==========================================================================================================
NET ASSETS
Paid-in Capital(b)                                                $     205,059,989      $    137,214,278
Accumulated Undistributed Net Investment Income (Loss)                        4,036                (5,573)
Accumulated Undistributed Net Realized Loss on
   Investment Securities                                                 (2,464,907)             (739,857)
Net Appreciation of Investment Securities                                13,296,891             1,471,667
==========================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding             $     215,896,009      $    137,940,515
==========================================================================================================
NET ASSETS AT VALUE:
    Investor Class                                                $     214,616,656      $    130,509,893
==========================================================================================================
    Class C                                                       $       1,279,353      $      7,430,622
==========================================================================================================
Shares Outstanding
    Investor Class                                                       13,853,068            17,605,166
    Class C                                                                  73,123             1,003,449
==========================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
    Investor Class                                                $           15.49      $           7.41
    Class C (excludes applicable contingent deferred
      sales charge)                                               $           17.50      $           7.40
==========================================================================================================

(a) Investment securities at cost and value at August 31, 2001 includes a repurchase agreement of $3,282,000 for U.S. Government Securities Fund.

(b) INVESCO Bond Funds, Inc. have three billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Tax-Free Bond Fund and 200 million to U.S. Government Securities Fund: 100 million to each Investor Class and 100 million to each Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO BOND FUNDS, INC.
YEAR ENDED AUGUST 31, 2001 (NOTE 1)

                                                                               HIGH                SELECT
                                                                              YIELD                INCOME
                                                                               FUND                  FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                         $      11,406,264      $        936,515
Dividends from Affiliated Investment Companies                              396,098                83,168
Interest                                                                 74,634,469            48,796,238
==========================================================================================================
    TOTAL INCOME                                                         86,436,831            49,815,921
==========================================================================================================
EXPENSES
Investment Advisory Fees                                                  2,898,549             2,921,654
Distribution Expenses
    Investor Class                                                        1,728,639             1,509,965
    Class C                                                                  80,598                21,998
    Class K                                                                       3                     3
Transfer Agent Fees                                                       2,072,173             2,890,701
Administrative Services Fees                                                324,782               285,094
Custodian Fees and Expenses                                                  66,350                73,017
Directors' Fees and Expenses                                                 36,386                31,246
Interest Expenses                                                             4,205                 4,951
Professional Fees and Expenses                                               40,643                31,805
Registration Fees and Expenses
    Investor Class                                                           95,683                51,373
    Class C                                                                       1                     0
Reports to Shareholders                                                     208,415               150,981
Other Expenses                                                               33,860                29,822
==========================================================================================================
    TOTAL EXPENSES                                                        7,590,287             8,002,610
    Fees and Expenses Absorbed by Investment Adviser                            (16)           (1,635,613)
    Fees and Expenses Paid Indirectly                                       (46,347)              (35,175)
==========================================================================================================
       NET EXPENSES                                                       7,543,924             6,331,822
==========================================================================================================
NET INVESTMENT INCOME                                                    78,892,907            43,484,099
==========================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on:
    Investment Securities                                               (94,823,048)          (16,281,958)
    Foreign Currency Transactions                                           (49,813)                    0
==========================================================================================================
       Total Net Realized Loss                                          (94,872,861)          (16,281,958)
==========================================================================================================
Change in Net Depreciation of Investment Securities                    (145,642,575)          (13,229,686)
==========================================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                                       (240,515,436)          (29,511,644)
==========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                                $    (161,622,529)     $     13,972,455
==========================================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)
INVESCO BOND FUNDS, INC.
YEAR ENDED AUGUST 31, 2001

                                                                                                     U.S.
                                                                           TAX-FREE            GOVERNMENT
                                                                               BOND            SECURITIES
                                                                               FUND                  FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INTEREST INCOME                                                   $       9,753,280      $      6,131,191
==========================================================================================================
EXPENSES
Investment Advisory Fees                                                  1,000,641               574,194
Distribution Expenses
    Investor Class                                                          453,787               256,524
    Class C                                                                   4,198                17,891
Transfer Agent Fees                                                         234,850               423,440
Administrative Services Fees                                                 91,871                56,979
Custodian Fees and Expenses                                                  17,907                17,599
Directors' Fees and Expenses                                                 15,718                12,539
Interest Expenses                                                             5,162                     0
Professional Fees and Expenses                                               22,971                20,302
Registration Fees and Expenses
    Investor Class                                                           26,747                33,864
    Class C                                                                       0                     1
Reports to Shareholders                                                      56,995                83,970
Other Expenses                                                               29,184                 4,916
==========================================================================================================
    TOTAL EXPENSES                                                        1,960,031             1,502,219
    Fees and Expenses Absorbed by Investment Adviser                       (325,277)             (447,662)
    Fees and Expenses Paid Indirectly                                        (6,680)               (4,529)
==========================================================================================================
       NET EXPENSES                                                       1,628,074             1,050,028
==========================================================================================================
NET INVESTMENT INCOME                                                     8,125,206             5,081,163
==========================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                                  144,048               963,712
Change in Net Appreciation of Investment Securities                       9,678,547             3,652,173
==========================================================================================================
NET GAIN ON INVESTMENT SECURITIES                                         9,822,595             4,615,885
==========================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $      17,947,801      $      9,697,048
==========================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
HIGH YIELD FUND

                                                                                  YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------
                                                                               2001                  2000
                                                                             (Note 1)
OPERATIONS
Net Investment Income                                             $      78,892,907      $     72,639,645
Net Realized Loss on Investment Securities
   and Foreign Currency Transactions                                    (94,872,861)          (15,635,251)
Change in Net Depreciation of Investment Securities                    (145,642,575)          (35,657,741)
==========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                                     (161,622,529)           21,346,653
==========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
    Investor Class                                                      (78,046,067)          (72,509,127)
    Class C                                                                (866,756)             (130,539)
    Class K                                                                     (82)                   --
==========================================================================================================
TOTAL DISTRIBUTIONS                                                     (78,912,905)          (72,639,666)
==========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
    Investor Class                                                      344,223,716           454,459,618
    Class C                                                              18,856,651             5,089,857
    Class K                                                                   3,421                    --
Reinvestment of Distributions
    Investor Class                                                       69,899,826            62,831,854
    Class C                                                                 526,875                76,667
    Class K                                                                      82                   --
==========================================================================================================
                                                                        433,510,571           522,457,996
Amounts Paid for Repurchases of Shares
    Investor Class                                                     (447,428,867)         (471,876,363)
    Class C                                                             (13,466,545)             (244,425)
    Class K                                                                    (527)                  --
==========================================================================================================
                                                                       (460,895,939)         (472,120,788)
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                              (27,385,368)           50,337,208
==========================================================================================================
TOTAL DECREASE IN NET ASSETS                                           (267,920,802)             (955,805)
NET ASSETS
Beginning of Period                                                     792,380,768           793,336,573
==========================================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Income of $7,943 and $27,941, respectively)     $     524,459,966      $    792,380,768
==========================================================================================================



STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
HIGH YIELD FUND (CONTINUED)

                                                                                  YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------
                                                                               2001                  2000
                                                                             (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
    Investor Class                                                       64,780,736            73,111,663
    Class C                                                               3,544,548               839,665
    Class K                                                                     755                    --
Shares Issued from Reinvestment of Distributions
    Investor Class                                                       13,894,972            10,183,050
    Class C                                                                 107,483                12,820
    Class K                                                                      17                   --
==========================================================================================================
                                                                         82,328,511            84,147,198
Shares Repurchased
    Investor Class                                                      (89,115,833)          (75,646,163)
    Class C                                                              (2,633,556)              (41,237)
    Class K                                                                    (124)                   --
==========================================================================================================
                                                                        (91,749,513)          (75,687,400)
NET INCREASE (DECREASE) IN FUND SHARES                                   (9,421,002)            8,459,798
==========================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
SELECT INCOME FUND

                                                                                  YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------
                                                                               2001                  2000
                                                                             (Note 1)
OPERATIONS
Net Investment Income                                             $      43,484,099      $     38,583,546
Net Realized Loss on Investment Securities                              (16,281,958)          (13,352,053)
Change in Net Appreciation (Depreciation) of Investment Securities      (13,229,686)            6,620,820
==========================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                               13,972,455            31,852,313
==========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
    Investor Class                                                      (43,319,018)          (38,578,766)
    Class C                                                                (137,187)               (4,884)
    Class K                                                                     (49)                   --
In Excess of Net Investment Income
   Investor Class                                                           (23,082)                    0
   Class C                                                                      (73)                    0
In Excess of Net Realized Gain on Investment
   Securities - Investor Class                                                    0                (6,233)
==========================================================================================================
TOTAL DISTRIBUTIONS                                                     (43,479,409)          (38,589,883)
==========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
    Investor Class                                                      604,640,596           292,523,414
    Class C                                                               9,032,375               368,091
    Class K                                                                   1,927                    --
Reinvestment of Distributions
    Investor Class                                                       40,658,026            35,700,712
    Class C                                                                 114,478                 4,637
    Class K                                                                      49                    --
==========================================================================================================
                                                                        654,447,451           328,596,854
Amounts Paid for Repurchases of Shares
    Investor Class                                                     (596,897,822)         (296,402,123)
    Class C                                                              (6,467,734)                  (25)
    Class K                                                                      (3)                   --
==========================================================================================================
                                                                       (603,365,559)         (296,402,148)
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                               51,081,892            32,194,706
==========================================================================================================
TOTAL INCREASE IN NET ASSETS                                             21,574,938            25,457,136
NET ASSETS
Beginning of Period                                                     574,895,298           549,438,162
==========================================================================================================
End of Period (Including Accumulated Undistributed
   (Distributions in Excess of) Net Investment Loss of
   ($70,597) and ($27,845), respectively)                         $     596,470,236      $    574,895,298
==========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
SELECT INCOME FUND (CONTINUED)

                                                                                  YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------
                                                                               2001                  2000
                                                                             (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
    Investor Class                                                      101,462,120            48,544,992
    Class C                                                               1,503,367                61,484
    Class K                                                                     329                   --
Shares Issued from Reinvestment of Distributions
    Investor Class                                                        6,859,076             5,919,994
    Class C                                                                  19,397                   772
    Class K                                                                       9                    --
==========================================================================================================
                                                                        109,844,298            54,527,242
Shares Repurchased
    Investor Class                                                     (100,500,406)          (49,108,309)
    Class C                                                              (1,094,433)                   (4)
    Class K                                                                      (1)                  --
==========================================================================================================
                                                                       (101,594,840)          (49,108,313)
NET INCREASE IN FUND SHARES                                               8,249,458             5,418,929
==========================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
TAX-FREE BOND FUND
                                                                                  YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------
                                                                               2001                  2000
                                                                             (Note 1)
OPERATIONS
Net Investment Income                                             $       8,125,206      $      7,883,317
Net Realized Gain (Loss) on Investment Securities                           144,048            (2,384,240)
Change in Net Appreciation  of Investment Securities                      9,678,547             4,852,642
==========================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                               17,947,801            10,351,719
==========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
    Investor Class                                                       (8,109,942)           (7,883,296)
    Class C                                                                 (15,264)                  (21)
In Excess of Net Realized Gain on Investment
   Securities - Investor Class                                                    0              (689,096)
==========================================================================================================
TOTAL DISTRIBUTIONS                                                      (8,125,206)           (8,572,413)
==========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
    Investor Class                                                      189,432,149            56,243,612
    Class C                                                               5,730,230                 1,039
Reinvestment of Distributions
    Investor Class                                                        5,866,732             6,316,170
    Class C                                                                  11,641                    21
==========================================================================================================
                                                                        201,040,752            62,560,842
Amounts Paid for Repurchases of Shares
    Investor Class                                                     (168,618,984)          (78,021,237)
    Class C                                                              (4,503,068)                   (1)
==========================================================================================================
                                                                       (173,122,052)          (78,021,238)
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                               27,918,700           (15,460,396)
==========================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  37,741,295           (13,681,090)
NET ASSETS
Beginning of Period                                                     178,154,714           191,835,804
==========================================================================================================
End of Period (Including Accumulated Undistributed Net
   Investment Income of $4,036 and $4,036, respectively)          $     215,896,009      $    178,154,714
==========================================================================================================

                                       ----------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold
    Investor Class                                                       12,500,605             3,917,935
    Class C                                                                 350,484                    74
Shares Issued from Reinvestment of Distributions
    Investor Class                                                          390,203               441,797
    Class C                                                                     679                     1
==========================================================================================================
                                                                         13,241,971             4,359,807
Shares Repurchased
    Investor Class                                                      (11,143,747)           (5,453,139)
    Class C                                                                (278,115)                    0
==========================================================================================================
                                                                        (11,421,862)           (5,453,139)
NET INCREASE (DECREASE) IN FUND SHARES                                    1,820,109            (1,093,332)
==========================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
U.S. GOVERNMENT SECURITIES FUND

                                                                                  YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------
                                                                               2001                  2000
OPERATIONS
Net Investment Income                                             $       5,081,163      $      3,989,790
Net Realized Gain (Loss) on Investment Securities                           963,712            (1,402,264)
Change in Net Appreciation of Investment Securities                       3,652,173             3,653,854
==========================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                                9,697,048             6,241,380
==========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
    Investor Class                                                       (5,010,664)           (3,988,910)
    Class C                                                                 (70,499)                 (880)
In Excess of Net Realized Gain on Investment Securities - Investor
    Class                                                                         0                (4,763)
==========================================================================================================
TOTAL DISTRIBUTIONS                                                      (5,081,163)           (3,994,553)
==========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
    Investor Class                                                      390,974,490            73,789,352
    Class C                                                              30,869,870               423,663
Reinvestment of Distributions
    Investor Class                                                        4,519,173             3,630,906
    Class C                                                                  54,430                   824
==========================================================================================================
                                                                        426,417,963            77,844,745
Amounts Paid for Repurchases of Shares
    Investor Class                                                     (344,357,835)          (84,694,074)
    Class C                                                             (23,847,332)             (184,357)
==========================================================================================================
                                                                       (368,205,167)          (84,878,431)
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                               58,212,796            (7,033,686)
==========================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  62,828,681            (4,786,859)
NET ASSETS
Beginning of Period                                                      75,111,834            79,898,693
==========================================================================================================
End of Period (Including Accumulated Undistributed Net
   Investment Income (Loss) of ($5,573) and $46,456,
   respectively)                                                  $     137,940,515      $     75,111,834
==========================================================================================================

                                ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold
    Investor Class                                                       53,795,053            10,781,871
    Class C                                                               4,226,768                60,498
Shares Issued from Reinvestment of Distributions
    Investor Class                                                          623,438               531,143
    Class C                                                                   7,535                   118
==========================================================================================================
                                                                         58,652,794            11,373,630
Shares Repurchased
    Investor Class                                                      (47,433,060)          (12,430,042)
    Class C                                                              (3,265,068)              (26,402)
==========================================================================================================
                                                                        (50,698,128)          (12,456,444)
NET INCREASE (DECREASE) IN FUND SHARES                                    7,954,666            (1,082,814)
==========================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO BOND FUNDS, INC.

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Bond Funds, Inc. is incorporated in Maryland and presently consists of four separate Funds:
High Yield Fund, Select Income Fund, Tax-Free Bond Fund and U.S. Government Securities Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek a high level of current income for High Yield and Select Income Funds; to seek as high a level of current income exempt from federal income taxes as is consistent with preservation of capital for Tax-Free Bond Fund; and to seek a high level of current income by investing in debt obligations issued by the U.S. Government or its agencies for U.S. Government Securities Fund. INVESCO Bond Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective December 14, 2000, High Yield and Select Income Funds began offering an additional class of shares, referred to as Class K shares. The Funds also offer Investor Class and Class C shares. Investor Class, Class C and Class K shares are subject to an annual distribution fee of 0.25%, 1.00% and 0.45%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and was effective for fiscal years beginning after December 15, 2000. The Funds have determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

A. SECURITY VALUATION -- Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Municipal securities (including commitments to purchase such securities on a when-issued basis) are valued on the basis of prices provided by a pricing service approved by the Fund's board of directors which, in determining values, uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Under these procedures, municipal securities are valued based upon market quotations, if available.

Equity securities and closed-end investment companies traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and Liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Interest on payment-in-kind debt securities is accrued based on the yield to maturity at purchase date method. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended August 31, 2001, High Yield and Select Income Funds invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

Mortgage paydown gain/loss is treated as capital gains for federal income tax purposes but is included in interest income in the Statement of Operations.

High Yield Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Select Income Fund may have elements of risk due to concentrated investments in specific industries. Such investments may subject the Fund to additional risks resulting from current and/or future economic conditions.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

The Financial Accounting Standards Board issued Statement of Accounting Standards ("SFAS") No. 133 as amended, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 2000. The Funds have determined that the impact on the financial statements, resulting from the adoption of this new standard, is insignificant.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. High Yield, Select Income and Tax-Free Bond Funds incurred and elected to defer post-October 31 net capital losses of $94,684,989, $12,087,766 and $12,376, respectively, to the year ended August 31, 2002.

At August 31, 2001, net capital loss carryovers were as follows:

                                                                        U.S.
                   HIGH            SELECT          TAX-FREE       GOVERNMENT
YEAR OF           YIELD            INCOME              BOND       SECURITIES
EXPIRATION         FUND              FUND              FUND             FUND
--------------------------------------------------------------------------------
2002          $       0         $  46,911        $        0      $         0
2003                  0            17,095                 0                0
2004                  0            19,676                 0                0
2006                  0            16,678                 0                0
2007          2,045,175                 0           224,714                0
2008         33,451,346         7,340,660           551,781          272,064
2009         14,896,643        17,969,781         1,676,035          467,793

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended August 31, 2001, 13.06% for High Yield Fund and 2.28% for Select Income Fund qualified for the dividends received deduction available to the Fund's corporate shareholders and 99.78% were exempt from federal income taxes for Tax-Free Bond Fund.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Income dividends are reinvested at the month-end net asset value. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions, mortgaged-backed securities, net operating losses, passive foreign investment company income, stock dividends and other corporate reorganizations.

For the year ended August 31, 2001, the effects of such differences were as follows:

                                            ACCUMULATED
                             ACCUMULATED  UNDISTRIBUTED
                           UNDISTRIBUTED   NET REALIZED
                                     NET        LOSS ON
                              INVESTMENT     INVESTMENT                PAID-IN
FUND                       INCOME (LOSS)     SECURITIES                CAPITAL
--------------------------------------------------------------------------------
High Yield Fund                $       0      $       0            $         0
Select Income Fund               (47,442)             0                 47,442
Tax-Free Bond Fund                     0          30,761               (30,761)
U.S. Government Securities
  Fund                           (52,029)         52,051                   (22)

Net investment income, net realized gains (losses) and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                       AVERAGE NET ASSETS
--------------------------------------------------------------------------------
                                            $0 TO          $300 TO         OVER
                                             $300             $500         $500
FUND                                      MILLION          MILLION      MILLION
--------------------------------------------------------------------------------
High Yield Fund                             0.50%            0.40%        0.30%
Select Income Fund                          0.55%            0.45%        0.35%
Tax-Free Bond Fund                          0.55%            0.45%        0.35%
U.S. Government Securities Fund             0.55%            0.45%        0.35%

A Sub-Advisory Agreement between IFG and AIM Capital Management, Inc. ("AIM"), affiliated with IFG, provides that investment decisions of Tax-Free Bond Fund are made by AIM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares of 1.00% per annum of average daily net assets. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended August 31, 2001, amounts paid to the Distributor were as follows:

                                        INVESTOR           CLASS           CLASS
FUND                                       CLASS               C               K
--------------------------------------------------------------------------------
High Yield Fund                    $   1,778,060    $     77,197        $      3
Select Income Fund                     1,503,221          19,874               3
Tax-Free Bond Fund                       448,010           3,071              --
U.S. Government Securities Fund          243,788          12,313              --

IFG receives a transfer agent fee from each Class at an annual rate of $28.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Funds for the year ended August 31, 2001.

A 2% redemption fee is retained by High Yield Fund - Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by High Yield Fund - Investor Class. Total redemption fees received by High Yield Fund - Investor Class for the year ended August 31, 2001 were $961,129.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                            PURCHASES                SALES
--------------------------------------------------------------------------------
High Yield Fund                          $    729,557,686       $  795,878,993
Select Income Fund                            328,134,418          414,314,082
Tax-Free Bond Fund                             74,292,788           57,802,672

For the year ended August 31, 2001, the aggregate cost of purchases and proceeds from the sales of U.S. Government securities were as follows:

FUND                                            PURCHASES                SALES
--------------------------------------------------------------------------------
Select Income Fund                       $    140,825,752       $   42,197,189
U.S. Government Securities Fund               154,356,163           84,432,488

NOTE 4 -- APPRECIATION AND DEPRECIATION. At August 31, 2001, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                                           NET
                                              GROSS                 GROSS         APPRECIATION
FUND                                   APPRECIATION          DEPRECIATION       (DEPRECIATION)
------------------------------------------------------------------------------------------------
High Yield Fund                   $       1,575,868      $    226,975,292       $ (225,399,424)
Select Income Fund                        9,664,556            45,676,325          (36,011,769)
Tax-Free Bond Fund                       13,335,655                38,764           13,296,891
U.S. Government Securities Fund           1,488,393                16,725            1,471,668

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI or AIM.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the year ended August 31, 2001, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                        UNFUNDED
                                       PENSION           ACCRUED       PENSION
FUND                                  EXPENSES     PENSION COSTS     LIABILITY
--------------------------------------------------------------------------------
High Yield Fund                    $    11,652      $      8,226   $    66,599
Select Income Fund                       8,799             5,208        47,257
Tax-Free Bond Fund                       2,758            10,853        36,090
U.S. Government Securities Fund          1,340             3,348        13,450

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended August 31, 2001, in which the issuer was an affiliate of the Fund, is as follows:


                                                                             REALIZED GAIN
                               PURCHASES                      SALES              (LOSS) ON
                       ----------------------------------------------------     INVESTMENT          VALUE AT
AFFILIATE              SHARES           COST          SHARES       PROCEEDS     SECURITIES         8/31/2001
--------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund               35,396,098  $35,396,098     30,000,000     $30,000,000    $         0      $  5,396,098

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations.

NOTE 6 -- SECURITY LOANED. The Funds have entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. At August 31, 2001, there were no such securities lending arrangements for any Funds.

NOTE 7 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended August 31, 2001, High Yield and Tax-Free Bond Funds borrowed cash at a weighted average rate ranging from 5.61% to 6.56%. At August 31, 2001, there were no such borrowings and/or lendings for any other Fund.

NOTE 8 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At August 31, 2001, there were no such borrowings for any Funds.

NOTE 9 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended August 31, 2001, the Distributor received the following CDSC fees from Class C shareholders:

FUND                                                                  CDSC FEE
--------------------------------------------------------------------------------
High Yield Fund                                                      $   3,366
Select Income Fund                                                       1,975
Tax-Free Bond Fund                                                         187
U.S. Government Securities Fund                                          1,518

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Bond Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO High Yield Fund, INVESCO Select Income Fund, INVESCO Tax-Free Bond Fund, and INVESCO U.S. Government Securities Fund (constituting INVESCO Bond Funds, Inc. hereafter referred to as the "Fund") at August 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
September 28, 2001

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND--INVESTOR CLASS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              YEAR ENDED AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------
                                                          2001       2000         1999         1998              1997
PER SHARE DATA
Net Asset Value--Beginning of Period                    $    5.98    $    6.40      $  6.76     $   7.45     $    6.84
=============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                        0.59         0.60         0.60         0.64          0.62
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                           (1.72)       (0.42)       (0.19)       (0.29)         0.64
=============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (1.13)        0.18         0.41         0.35          1.26
=============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                         0.59         0.60         0.60         0.64          0.62
Distributions from Capital Gains                             0.00         0.00         0.00         0.40          0.03
In Excess of Capital Gains                                   0.00         0.00         0.17         0.00          0.00
=============================================================================================================================
TOTAL DISTRIBUTIONS                                          0.59         0.60         0.77         1.04          0.65
=============================================================================================================================
Net Asset Value--End of Period                          $    4.26     $   5.98      $  6.40     $   6.76      $   7.45
=============================================================================================================================

TOTAL RETURN                                               (19.96%)       2.89%        6.53%        4.44%        19.27%

RATIOS
Net Assets--End of Period ($000 Omitted)                $  516,687    $787,537     $793,337     $641,394     $ 470,965
Ratio of Expenses to Average Net Assets(a)                   1.08%        1.00%        0.99%        0.86%         1.00%
Ratio of Net Investment Income to Average Net Assets        11.31%        9.60%        9.13%        8.72%         8.71%
Portfolio Turnover Rate                                       111%          98%         154%         282%          129%

(a) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND--CLASS C
----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                  YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------
                                                                      2001           2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                            $     5.97      $    6.31
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                 0.55           0.30
Net Losses on Securities (Both Realized and Unrealized)              (1.72)         (0.34)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (1.17)         (0.04)
==============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                  0.55           0.30
==============================================================================================
Net Asset Value--End of Period                                  $     4.25      $    5.97
==============================================================================================

TOTAL RETURN(b)                                                     (20.70%)        (0.52%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                        $    7,770       $  4,843
Ratio of Expenses to Average Net Assets(d)                            1.69%          1.60%(e)
Ratio of Net Investment Income to Average Net Assets                 10.75%          9.20%(e)
Portfolio Turnover Rate                                                111%            98%(f)

(a)    From February 15, 2000, since inception of Class C, to August 31, 2000.
(b)    The   applicable   CDSC  fees  are  not  included  in  the  Total  Return
       calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e)    Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended August 31, 2000.

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    PERIOD
                                                                     ENDED
                                                                 AUGUST 31
--------------------------------------------------------------------------------
                                                                      2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                           $      5.20
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                 0.40
Net Losses on Securities (Both Realized and Unrealized)              (0.94)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (0.54)
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                                  0.40
================================================================================
Net Asset Value--End of Period                                 $      4.26
================================================================================

TOTAL RETURN                                                        (11.15%)(b)

RATIOS
Net Assets--End of Period ($000 Omitted)                       $         3
Ratio of Expenses to Average Net Assets(c)(d)                         1.48%(e)
Ratio of Net Investment Income to Average Net Assets(d)              10.77%(e)
Portfolio Turnover Rate                                                111%(f)


(a)    From December 14, 2000, since inception of Class K, to August 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended August 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.56% (annualized) and ratio of net investment income would have been 8.69% (annualized).
(e)    Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended August 31, 2001.

FINANCIAL HIGHLIGHTS
SELECT INCOME FUND--INVESTOR  CLASS
-----------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE  OUTSTANDING  THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------
                                                     2001          2000           1999            1998           1997
PER SHARE DATA
Net Asset Value--Beginning of Period            $    6.06     $    6.15     $     6.68      $     6.66     $     6.35
=============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.43          0.43           0.43            0.43           0.45
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                   (0.27)        (0.09)         (0.41)           0.19           0.34
=============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     0.16          0.34           0.02            0.62           0.79
=============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)              0.43          0.43           0.43            0.43           0.45
Distributions from Capital Gains                     0.00          0.00           0.02            0.17           0.03
In Excess of Capital Gains(b)                        0.00          0.00           0.10            0.00           0.00
=============================================================================================================================
TOTAL DISTRIBUTIONS                                  0.43          0.43           0.55            0.60           0.48
=============================================================================================================================
Net Asset Value--End of Period                  $    5.79     $    6.06     $     6.15     $      6.68     $     6.66
=============================================================================================================================

TOTAL RETURN                                         2.73%        5.78%           0.15%          9.58%          12.89%

RATIOS
Net Assets--End of Period ($000 Omitted)        $  593,629    $ 574,518     $   549,438    $   502,624     $  287,618
Ratio of Expenses to Average Net
    Assets(c)(d)                                      1.05%        1.06%           1.06%          1.06%          1.03%
Ratio of Net Investment Income to Average
    Net Assets(d)                                     7.18%        7.10%          6.56%           6.36%          6.98%
Portfolio Turnover Rate                                 79%          82%           135%            140%           263%

(a) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended August 31, 2001.
(b) Distributions In Excess of Capital Gains aggregated less than $0.01 on a per share basis for the year ended August 31, 2000.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended August 31, 2001, 2000, 1999, 1998 and 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32%, 1.19%, 1.16%, 1.10% and 1.21%, respectively, and ratio of net investment income to average net assets would have been 6.91%, 6.97%, 6.46%, 6.32% and 6.80%, respectively.

FINANCIAL HIGHLIGHTS
SELECT INCOME FUND--CLASS C
--------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR         PERIOD
                                                                ENDED          ENDED
                                                            AUGUST 31      AUGUST 31
--------------------------------------------------------------------------------------------
                                                                 2001           2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                      $      6.06     $     6.02
============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income(b)                                         0.39           0.21
Net Gains or (Losses) on Securities (Both Realized
   and Unrealized)                                              (0.27)          0.04
============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                 0.12           0.25
============================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                             0.39           0.21
============================================================================================
Net Asset Value--End of Period                            $      5.79     $     6.06
============================================================================================

TOTAL RETURN(c)                                                 1.97%          4.24%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                  $     2,839     $      377
Ratio of Expenses to Average Net Assets(e)(f)                    1.79%          1.83%(g)
Ratio of Net Investment Income to Average
    Net Assets(f)                                                6.23%          6.42%(g)
Portfolio Turnover Rate                                            79%            82%(h)

(a)    From February 15, 2000, since inception of Class C, to August 31, 2000.
(b) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended August 31, 2001.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.79% (annualized) and ratio of net investment income to average net assets would have been 6.23% (annualized).
(g)    Annualized
(h) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended August 31, 2000.

FINANCIAL HIGHLIGHTS
SELECT INCOME FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   PERIOD
                                                                    ENDED
                                                                AUGUST 31
--------------------------------------------------------------------------------
                                                                     2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                           $     5.93
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                0.28
Net Losses on Securities (Both Realized and
    Unrealized)                                                     (0.15)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     0.13
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                                 0.28
================================================================================
Net Asset Value--End of Period                                 $     5.78
================================================================================

TOTAL RETURN                                                         2.25%(b)

RATIOS
Net Assets--End of Period ($000 Omitted)                       $        2
Ratio of Expenses to Average Net Assets(c)(d)                        1.24%(e)
Ratio of Net Investment Income to Average Net
   Assets(d)                                                         6.60%(e)
Portfolio Turnover Rate                                                79%(f)


(a)    From December 14, 2000, since inception of Class K, to August 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended August 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.63% (annualized) and ratio of net investment income to average net assets would have been 4.21% (annualized).
(e)    Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended August 31, 2001.

FINANCIAL HIGHLIGHTS
TAX-FREE BOND FUND--INVESTOR  CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE  OUTSTANDING  THROUGHOUT EACH PERIOD)

                                                                                PERIOD
                                                                                 ENDED
                                                   YEAR ENDED AUGUST 31      AUGUST 31                YEAR ENDED JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
                                                      2001         2000           1999(a)       1999          1998           1997
PER SHARE DATA
Net Asset Value--Beginning of Period            $    14.72     $  14.53     $    14.71     $   15.57     $   15.34     $    15.20
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.68         0.64           0.10          0.62          0.63           0.66
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                     0.77         0.24          (0.18)        (0.40)         0.40           0.38
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      1.45         0.88          (0.08)         0.22          1.03           1.04
====================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                  0.68         0.64           0.10          0.62          0.63           0.66
In Excess of Net Investment Income                    0.00         0.00           0.00          0.00          0.00           0.01
Distributions from Capital Gains                      0.00         0.00           0.00          0.46          0.17           0.23
In Excess of Capital Gains                            0.00         0.05           0.00          0.00          0.00           0.00
====================================================================================================================================
TOTAL DISTRIBUTIONS                                   0.68         0.69           0.10          1.08          0.80           0.90
====================================================================================================================================
Net Asset Value--End of Period                  $    15.49     $  14.72     $    14.53     $   14.71     $   15.57     $    15.34
====================================================================================================================================

TOTAL RETURN                                         10.07%        6.32%         (0.53%)(b)     1.30%         6.87%          7.05%

RATIOS
Net Assets--End of Period ($000
    Omitted)                                     $ 214,617   $  178,154   $    191,836     $ 201,791     $ 211,471     $  220,410
Ratio of Expenses to Average Net Assets(c)(d)         0.90%        0.91%          0.90%(e)      0.91%         0.91%          0.90%
Ratio of Net Investment Income to Average
    Net Assets(d)                                     4.46%        4.45%          4.08%(e)      4.03%         4.06%          4.36%
Portfolio Turnover Rate                                 33%          50%             3%(b)        66%          173%           123%

(a)    From July 1, 1999 to August 31, 1999.
(b) Based on operations for the period shown and, accordingly, is not respresentative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended August 31, 2001 and 2000, the period ended August 31, 1999 and the years ended June 30, 1999, 1998, and 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.08%, 1.11%, 1.14% (annualized), 1.06%, 1.04% and 1.05%, respectively, and ratio of net investment income to average net assets would have been 4.28%, 4.25%, 3.84% (annualized), 3.88%, 3.93% and 4.21%, respectively.
(e)    Annualized

FINANCIAL HIGHLIGHTS
TAX-FREE BOND FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         YEAR       PERIOD
                                                         ENDED       ENDED
                                                     AUGUST 31   AUGUST 31
--------------------------------------------------------------------------------
                                                          2001        2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                $    14.71   $   14.05
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.58        0.29
Net Gains on Securities (Both Realized and
   Unrealized)                                            2.79        0.66
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          3.37        0.95
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                      0.58        0.29
================================================================================
Net Asset Value--End of Period                      $    17.50   $   14.71
================================================================================

TOTAL RETURN(b)                                          23.26%       6.86%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)            $    1,279     $     1
Ratio of Expenses to Average Net Assets(d)(e)             1.66%       1.66%(f)
Ratio of Net Investment Income to Average
    Net Assets(e)                                         3.58%       3.79%(f)
Portfolio Turnover Rate                                     33%         50%(g)


(a)    From February 15, 2000, since inception of Class C, to August 31, 2000.
(b)    The   applicable   CDSC  fees  are  not  included  in  the  Total  Return
       calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2001 and the period ended August 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.84% and 6.90% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 3.40% and (1.45%) (annualized), respectively.
(f)    Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended August 31, 2000.

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT SECURITIES FUND--INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------------------------------
                                                           2001            2000           1999            1998           1997
PER SHARE DATA
Net Asset Value--Beginning of Period               $       7.05     $      6.81     $     7.99      $     7.49      $    7.15
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.36            0.36           0.35            0.40           0.43
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                          0.36            0.24          (0.58)           0.67           0.34
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           0.72            0.60          (0.23)           1.07           0.77
==================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                       0.36            0.36           0.35            0.40           0.43
Distributions from Capital Gains                           0.00            0.00           0.56            0.17           0.00
In Excess of Capital Gains(a)                              0.00            0.00           0.04            0.00           0.00
==================================================================================================================================
TOTAL DISTRIBUTIONS                                        0.36            0.36           0.95            0.57           0.43
==================================================================================================================================
Net Asset Value--End of Period                     $       7.41     $      7.05     $     6.81     $      7.99      $    7.49
==================================================================================================================================

TOTAL RETURN                                              10.45%           9.12%         (3.40%)         14.75%         11.01%

RATIOS
Net Assets--End of Period ($000 Omitted)           $    130,510     $    74,870     $   79,899      $   79,485      $  51,581
Ratio of Expenses to Average Net
    Assets(b)(c)                                           1.00%           1.02%          1.01%           1.01%          1.01%
Ratio of Net Investment Income to Average
    Net Assets(c)                                          4.87%           5.28%          4.80%           5.22%          5.78%
Portfolio Turnover Rate                                      90%             21%           114%            323%           139%

(a) Distributions In Excess of Capital Gains aggregated less than $0.01 on a per share basis for the year ended August 31, 2000.
(b) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(c) Various expenses of the Class were voluntarily absorbed by IFG for the years ended August 31, 2001, 2000, 1999, 1998 and 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.43%, 1.61%, 1.60%, 1.41% and 1.32%, respectively, and ratio of net investment income to average net assets would have been 4.44%, 4.69%, 4.21%, 4.82% and 5.47%, respectively.

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT SECURITIES FUND--CLASS C
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(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR         PERIOD
                                                         ENDED          ENDED
                                                     AUGUST 31      AUGUST 31
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                                                          2001           2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                $     7.06     $    6.72
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INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.30          0.17
Net Gains on Securities (Both Realized
   and Unrealized)                                        0.34          0.34
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TOTAL FROM INVESTMENT OPERATIONS                          0.64          0.51
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LESS DISTRIBUTIONS
Dividends from Net Investment Income                      0.30          0.17
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Net Asset Value--End of Period                      $     7.40     $    7.06
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TOTAL RETURN(b)                                           9.23%         7.64%(c)

RATIOS

Net Assets--End of Period ($000 Omitted)            $    7,431     $     241
Ratio of Expenses to Average Net
    Assets(d)(e)                                          1.70%         1.94%(f)
Ratio of Net Investment Income (Loss) to
    Average Net Assets(e)                                 3.81%         4.65%(f)
Portfolio Turnover Rate                                     90%           21%(g)

(a)    From February 15, 2000, since inception of Class C, to August 31, 2000.
(b)    The   applicable   CDSC  fees  are  not  included  in  the  Total  Return
       calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2001 and the period ended August 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.82% and 2.29% (annualized), respectively, and ratio of net investment income to average net assets would have been 3.69% and 4.30% (annualized), respectively.
(f)    Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended August 31, 2000.